SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

INTRABIOTICS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTRABIOTICS PHARMACEUTICALS, INC.

2483 East Bayshore Road, Suite 100
Palo Alto, CA 94303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2004

To the Stockholders of IntraBiotics Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IntraBiotics Pharmaceuticals, Inc., a Delaware corporation (“IntraBiotics”), will be held on Thursday, June 10, 2004 at 8:00 a.m. local time at the offices of Morgan, Lewis & Bockius, LLP, located at 3300 Hillview Avenue, Palo Alto, California, 94304 for the following purposes:

1. To elect two directors to hold office until the 2007 Annual Meeting of Stockholders and until their successors are elected.

2. To approve the 2004 Stock Incentive Plan (the “2004 Plan”).

3. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of IntraBiotics for its fiscal year ending December 31, 2004.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on April 26, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. This proxy statement, the enclosed Proxy form and the related proxy solicitation materials were mailed on or about May 10, 2004 to all stockholders entitled to vote at the Annual Meeting of Stockholders.

By Order of the Board of Directors

Joyce Bremer
Secretary

Palo Alto, California

May 10, 2004

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. If your shares are held of record by a broker, bank or other nominee, you may be able to vote on the Internet or by telephone by following the instructions provided with your voting form. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO APPROVAL OF 2004 STOCK INCENTIVE PLAN
PROPOSAL THREE RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
MANAGEMENT
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CORPORATE GOVERNANCE
PERFORMANCE MEASUREMENT COMPARISON(1)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
ARTICLE ONE
General Provisions
ARTICLE TWO
Discretionary Grant Program
ARTICLE THREE
Stock Issuance Program
ARTICLE FOUR
Automatic Option Grant Program
ARTICLE FIVE
Miscellaneous
APPENDIX

INTRABIOTICS PHARMACEUTICALS, INC.

2483 East Bayshore Road, Suite 100
Palo Alto, CA 94303

PROXY STATEMENT

FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
June 10, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of IntraBiotics Pharmaceuticals, Inc., a Delaware corporation (“IntraBiotics”), for use at the Annual Meeting of Stockholders to be held on Thursday, June 10, 2004, at 8:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, located at 3300 Hillview Avenue, Palo Alto, California, 94304. IntraBiotics intends to mail this proxy statement and accompanying proxy card on or about May 10, 2004 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

      IntraBiotics will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. IntraBiotics has retained the services of Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies from brokers, bank nominees and other fiduciaries and custodians. Under the terms of an agreement dated March 19, 2004, IntraBiotics has agreed to pay approximately $6,000, plus reasonable out of pocket expenses to Georgeson Shareholder Communications, Inc. for their proxy solicitation services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of IntraBiotics beneficially owned by others to forward to such beneficial owners. IntraBiotics may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of IntraBiotics. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

      Only holders of record of common stock at the close of business on April 26, 2004 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 26, 2004, IntraBiotics had outstanding and entitled to vote                 shares of common stock and 1,709,875 shares of Series A preferred stock (on an as-converted to common stock basis). Each holder of record of common stock on such date will be entitled to one vote for each share of common stock held on all matters to be voted upon at the Annual Meeting. Each holder of record of the issued and outstanding Series A Preferred Stock will have the number of votes equal to the number of shares of common stock issuable upon conversion of such Series A preferred stock.

      A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Abstentions and broker non-votes will be counted in determining whether a quorum is present. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as negative votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal. Stockholders may not cumulate votes in the election of directors. For the election of directors, the two directors receiving the highest number of affirmative votes will be elected. Proposals Two and Three require the approval of the affirmative vote of a majority of the outstanding voting shares of IntraBiotics present or represented and entitled to vote at the Annual Meeting.

Voting Via the Internet or by Telephone

      Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The law of the State of Delaware, under which IntraBiotics is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder.

      The telephone and Internet voting procedures below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

     For Shares Registered in the Name of a Broker or Bank

      Most beneficial owners whose stock is held in street name receive instruction for granting proxies from their banks, brokers or other agents, rather than IntraBiotics’ proxy card.

      A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ web site at http://www.proxyvote.com.

     General Information for All Shares Voted Via the Internet or by Telephone

      Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time on June 9, 2004. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocability of Proxies

      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of IntraBiotics at IntraBiotics’ principal executive office, 2483 East Bayshore Road, Suite 100, Palo Alto, CA, 94303 a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Householding of Proxy Materials

      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

      This year, a number of brokers with account holders who are IntraBiotics stockholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to Shareholder Relations, Attention: Joyce Bremer, IntraBiotics Pharmaceuticals, Inc., 2483 East Bayshore Road, Suite 100, Palo Alto, CA 94303 or (3) contact Joyce Bremer at (650) 526-6800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, IntraBiotics will promptly deliver, upon written or oral request to Joyce Bremer at the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Stockholder Proposals

      The deadline for submitting a stockholder proposal for inclusion in IntraBiotics’ proxy statement and form of proxy for IntraBiotics’ 2005 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 10, 2005. In addition, the proxy solicited by the Board for the 2005 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless IntraBiotics receives notice of such proposal not later than the close of business on March 26, 2005. Such stockholder proposals should be submitted to 2483 East Bayshore Road, Suite 100, Palo Alto, CA 94303, Attention: Corporate Secretary. Stockholders are advised to review IntraBiotics’ Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL ONE

ELECTION OF DIRECTORS

      IntraBiotics’ Amended and Restated Certificate of Incorporation and Bylaws provide that the Board shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

      The Board is presently composed of seven members. There are two directors in the class whose term of office expires in 2004. Each of the nominees for election to this class is currently a director of IntraBiotics. If elected at the Annual Meeting, each of the nominees would serve until the 2007 annual meeting and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Mr. Mark Perry, Dr. Jack Remington, Mr. Jerry Jackson and Mr. Gary Lyons are independent directors under applicable SEC and Nasdaq rules.

      Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

      All capital stock numbers and related exercise prices disclosed below are adjusted to reflect the 1 for 12 reverse stock split effected on April 10, 2003.

      Set forth below is biographical information as of March 31, 2004 for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2007 Annual Meeting

      Jack S. Remington, M.D., age 73, has served as a director of IntraBiotics since October 1996. Dr. Remington currently serves and has served as Professor, Department of Medicine, Division of Infectious Diseases and Geographic Medicine, at the Stanford University School of Medicine and as Chairman of the Department of Immunology and Infectious Diseases at the Research Institute of the Palo Alto Medical Foundation for nearly four decades. In addition, Dr. Remington is a consultant for leading pharmaceutical companies with regard to antibiotic research and development and serves on numerous editorial boards of medical journals. He is a past President of the Infectious Disease Society of America. Dr. Remington is a nationally recognized authority in the field of infectious disease medicine, and received the 1996 Bristol Award of the Infectious Disease Society of America.

      Kevin C. Tang, age 37, has been a director of IntraBiotics since May 2003. Mr. Tang is the Managing Director of Tang Capital Management, LLC, a life sciences-focused investment company he founded in August 2002. Mr. Tang was a consultant from August 2001 to July 2002. From September 1993 to July 2001, Mr. Tang held various positions at Deutsche Banc Alex. Brown, Inc., an investment banking firm, most recently serving as Managing Director and head of the firm’s life sciences research group. Mr. Tang currently serves as a director of Aclara BioSciences, Inc. and Trimeris, Inc. Mr. Tang received a B.S. degree from Duke University.

THE BOARD BELIEVES THAT THIS PROPOSAL ONE IS IN THE BEST INTERESTS OF INTRABIOTICS PHARMACEUTICALS AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE ELECTION OF JACK S. REMINGTON AND KEVIN C. TANG.

Directors Continuing in Office until the 2005 Annual Meeting

      Jerry T. Jackson, age 62, has served as a director of IntraBiotics since August 2002. Mr. Jackson is currently and has been retired since 1995. Mr. Jackson was employed by Merck & Co., Inc., a major pharmaceutical company, from 1965 until his retirement in 1995. During this time, he had extensive experience in sales, marketing and corporate management, including joint ventures. From 1993 until retirement, Mr. Jackson served as Executive Vice President of Merck with broad responsibilities for numerous operating groups, including being President of Merck’s Worldwide Human Health Division in 1993 and Senior Vice President responsible for Merck’s Specialty Chemicals Business from 1991 to 1992. Previously, he was President of Merck’s International Division. Mr. Jackson has served on the board of directors of several biotech pharmaceutical companies and currently serves as a director of Alexion Pharmaceuticals, Inc., Myogen, Inc. and Langford I.C. Systems, Inc. Mr. Jackson received a B.A. degree in Education from the University of New Mexico in 1964.

      Gary A. Lyons, age 53, has served as a director of IntraBiotics since December 1999. From 1993 to the present, Mr. Lyons has been President and Chief Executive Officer of Neurocrine Biosciences, Inc., a publicly traded biopharmaceutical company. From 1983 to 1993, Mr. Lyons was affiliated with Genentech, Inc. and served as Vice President of Business Development and Vice President of Sales. He is a member of the board of directors of Vical Inc. Mr. Lyons holds a B.S. degree in Marine Biology from the University of New Hampshire and an M.B.A. degree from Northwestern University’s J.L. Kellogg Graduate School of Management.

      Mark L. Perry, J.D., age 48, has served as a director of IntraBiotics since September 2003. Mr. Perry is Gilead Sciences, Inc.’s, Executive Vice President, Operations. Mr. Perry joined Gilead in July 1994 as Vice President and General Counsel and became Chief Financial Officer in July 1996. Mr. Perry was appointed Senior Vice President in January 1998 and served in that capacity until he was appointed Senior Vice President, Operations in February 2000. Mr. Perry was promoted to Executive Vice President, Operations in November 2000. He has also served as Gilead’s Corporate Secretary since May 1994. From 1981 to 1994, Mr. Perry was with Cooley Godward LLP in San Francisco and Palo Alto, California. Mr. Perry was an associate with Cooley Godward LLP from 1981 to 1987, and a partner from 1987 to 1994. Mr. Perry received his J.D. degree from the University of California, Davis and is a member of the California bar. Mr. Perry is a member of the Board of Nuvelo, Inc.

Directors Continuing in Office until the 2006 Annual Meeting

      Ernest Mario, Ph.D., age 65, has served as Chairman of the Board of IntraBiotics since April 2002. From April 2002 to January 2003, Dr. Mario also served as IntraBiotics’ Chief Executive Officer. From February 2003 to the present, Dr. Mario has served as Chairman and Chief Executive Officer of Reliant Pharmaceuticals. In January 2002, Dr. Mario founded Apothogen, Inc., or Apothogen, a pharmaceutical company where he served as Chairman and Chief Executive Officer until Apothogen was acquired by IntraBiotics in April 2002. Dr. Mario was the Chairman and Chief Executive Officer of ALZA Corporation, a pharmaceutical company, from 1993 until June 2001. Prior to joining ALZA, Dr. Mario served as Chief Executive of Glaxo Holdings plc, or Glaxo Holdings, a pharmaceutical company, from May 1989 to March 1993, and as Deputy Chairman from January 1992 to March 1993. Prior to that time, Dr. Mario served as Chairman and Chief Executive Officer of Glaxo, Inc., a subsidiary of Glaxo Holdings, from 1988 to 1989 and as President and Chief Operating Officer of Glaxo, Inc. from 1986 to 1988. Prior to joining Glaxo, Inc., Dr. Mario held various executive positions at Squibb Corporation and served as a director of that company. Dr. Mario is also a director of Pharmaceutical Product Development, Inc., Boston Scientific Corporation and Maxygen, Inc. Dr. Mario earned a B.S. degree in Pharmacy at Rutgers University and master’s and doctoral degrees in Physical Sciences at the University of Rhode Island and also holds honorary doctorates from the University of Rhode Island and Rutgers University.

      Henry J. Fuchs, M.D., age 46, has served as a director of IntraBiotics since November 2001 and as Chief Executive Officer since January 2003. Dr. Fuchs joined IntraBiotics as Vice President, Clinical Affairs in October 1996 and was appointed President and Chief Operating Officer in November 2001. From 1987 to

1996, Dr. Fuchs held various positions at Genentech, Inc., a biotechnology company, where, among other things, he had responsibility for the clinical program that led to the approval for Genentech’s Pulmozyme®. Dr. Fuchs was also responsible for the Phase III development program that led to the approval of Herceptin® to treat metastatic breast cancer. Dr. Fuchs received an M.D. degree from George Washington University and a B.A. degree in biochemical sciences from Harvard University.

Board Committees and Meetings

      During the fiscal year ended December 31, 2003 the Board held eighteen (18) meetings including telephone conference meetings and acted by unanimous written consent eight (8) times. During the fiscal year ended December 31, 2003, each member of the Board attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively, except for Dr. Remington and Mr. Lyons who attended 56% and 69%, respectively, of the aggregate meetings of the Board and the Board committees on which each served.

      The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

      Audit Committee. The Audit Committee of the Board of IntraBiotics oversees IntraBiotics’ corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee monitors IntraBiotics’ systems of internal controls; evaluates the performance of and assesses the qualifications of the independent auditors; determines the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on IntraBiotics engagement team as required by law; reviews the financial statements to be included in IntraBiotics’ Annual Report on Form 10-K and quarterly reports on Form 10-Q; and discusses with management and the independent auditors the results of the annual audit and the results of IntraBiotics’ quarterly financial statements. Three directors comprise the Audit Committee: Mr. Perry, who was elected to the committee in September 2003, Mr. Lyons and Mr. Jackson. Mr. Perry is Chair of the Audit Committee. Michael Bigham served on the Audit Committee from January 2003 through March 2003, when he resigned from the Board and the Audit Committee. Kathleen LaPorte served on the Audit Committee from January 2003 through September 2003, when she resigned from the Board and the Audit Committee. The Audit Committee met eight (8) times during 2003 and acted by unanimous written consent two (2) times. All members of IntraBiotics’ Audit Committee are independent under applicable SEC and Nasdaq rules. In addition, the Board has determined that at least one of the independent directors serving on the Audit Committee, Mr. Perry, is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In March 2004, the Audit Committee amended its charter, a copy of which is attached hereto as Appendix A. The Audit Committee Report is included in this proxy statement on page      .

      Compensation Committee. The Compensation Committee reviews and approves the overall compensation strategy and policies for IntraBiotics. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of IntraBiotics’ executive officers and other senior management; reviews and approves the compensation and other terms of employment of IntraBiotics’ Chief Executive Officer; and administers IntraBiotics’ stock option and purchase plans, pension and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs. Three directors comprise the Compensation Committee: Mr. Lyons, Mr. Perry, who was elected to the Compensation Committee in November 2003, and Mr. Jackson, who was elected to the committee in September 2003. Mr. Lyons is Chair of the Compensation Committee. Mr. Bigham served on the Compensation Committee from January 2003 through March 2003, when he resigned from the Board and the Compensation Committee. Ms. LaPorte served on the Compensation Committee from January 2003 through September 2003, when she resigned from the Board and the Compensation Committee. All members of IntraBiotics’ Compensation Committee are independent under applicable SEC and Nasdaq rules. The Compensation Committee met three (3) times and acted by unanimous written consent five (5) times during 2003. The Compensation Committee Report is included in this proxy statement on page      .

      Compensation Committee Interlocks and Insider Participation. IntraBiotics’ Compensation Committee currently consists of Mr. Lyons, Mr. Perry and Mr. Jackson. No member of this committee has at any time been an officer or employee of IntraBiotics. None of our executive officers serves as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

      Nominating and Corporate Governance Committee. The Board formed a Nominating and Corporate Governance Committee in March 2004 and it adopted a charter. A copy of the charter is currently available on the IntraBiotics website at www.intrabiotics.com. The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board and recommends such persons to be nominated by the Board for election as directors at the annual meeting of stockholders. The Nominating and Corporate Governance Committee will consider and make recommendations to the Board regarding any stockholder recommendations for candidates to serve on the Board. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of stockholder proposals. The Nominating and Corporate Governance Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary of IntraBiotics at 2483 East Bayshore Road, Suite 100, Palo Alto, CA, 94303, providing the candidate’s name, biographical data and qualifications at least 120 days prior to the mailing of the notice of the next annual meeting to assure meaningful consideration by the Nominating and Corporate Governance Committee. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. Directors are not required to meet any specific or minimum qualifications. The Committee does, however, use certain evaluation criteria as a guide in its selection process such as including the following: (i) whether the directors will have the ability to recognize their role to represent the interest of the stockholders, (ii) whether the directors will possess the judgment and ability to assess our strategy, business plans, management evaluation and other key issues; (iii) whether the directors will actively participate in Board processes and decision making; (iv) whether the directors will fulfill specific Board needs; and (v) whether the directors will overall represent our company in an appropriate and professional manner. The Committee is also responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board, recommend a director to be elected by the Board to fill such vacancy. Three directors comprise the Nominating and Corporate Governance Committee: Dr. Mario, Mr. Jackson and Mr. Perry. Dr. Mario is Chair of the Nominating and Corporate Governance Committee. All members of IntraBiotics’ Nominating and Corporate Governance Committee are independent under applicable SEC and Nasdaq rules, except Dr. Mario. Dr. Mario is eligible to serve on the Nominating and Corporate Governance Committee under Nasdaq rules pursuant to a determination by the Board that his service on the Committee is required by the best interests of the Company and its stockholders. Although Dr. Mario served as Chief Executive Officer from April 23, 2002 until January 27, 2003 and received compensation totaling $25,608 during that period, the Board determined that Dr. Mario’s service as a member of the Nominating and Corporate Governance Committee is required by the best interests of the Company and its stockholders. In making this determination the Board considered certain factors, including: (1) Dr. Mario’s extensive experience in the biotechnology industry and as an officer and director of public companies as it relates to his ability to identify and review potential nominees; (2) the limited period of time and unusual circumstances of a management reorganization during which Dr. Mario served as Chief Executive Officer of the Company; (3) the desire to have a Nominating and Corporate Governance Committee of three members; (4) the limited number of members of the Board eligible to serve on the Nominating and Corporate Governance Committee under Nasdaq rules; and (5) a conclusion that Dr. Mario would function as a completely independent member of the Nominating and

Corporate Governance Committee. Members of the Nominating and Corporate Governance Committee are appointed by the Board. Members of the Nominating and Corporate Governance Committee are appointed by the Board.

Compensation of Directors

      Members of the Board who are not employees of IntraBiotics received no cash compensation for their services as directors in 2003, but were reimbursed for their reasonable expenses in attending Board meetings. Commencing with the 2004 fiscal year, each Board member will receive an annual cash retainer fee of $10,000 and will be reimbursed for reasonable expenses in attending Board meetings. All Board members were eligible to participate in the 2000 Equity Incentive Plan (the “2000 Plan”). During the 2003 fiscal year, the Board adopted an option grant formula program under the 2000 Plan, pursuant to which non- employee Board members are to receive option grants over their period of continued Board service. Accordingly, at the first regularly scheduled Board meeting each calendar year, beginning with the 2003 calendar year, each individual serving as a non-employee Board member at that time is to receive an option grant to purchase 1,250 shares of common stock. In addition, each non-employee Board member who is serving at that time as a member of a Board committee is also to receive an option grant to purchase 833 shares of common stock for each Board committee of which he or she is a member. Each of these formula grants under the 2000 Plan is to have an exercise price per share equal to the fair market value per share of IntraBiotics common stock on the date immediately preceding the grant date and a maximum term of 10 years, subject to earlier termination upon the optionee’s cessation of Board service. Each such option will vest upon the optionee’s completion of one year of Board service measured from the grant date. The Board can also grant additional options under the 2000 Plan to one or more continuing non-employee Board members on a discretionary, non-formula basis.

      During the 2003 fiscal year, the following option grants were made to the continuing non-employee Board members under such formula program: Mr. Lyons, Mr. Jackson and Dr. Remington each received an option grant for 1,250 shares on February 3, 2003 with an exercise price of $2.76 per share. Michael Bigham and Kathleen LaPorte, who were non-employee Board members at that time, also received an option grant for 1,250 shares; however, Michael Bigham resigned from the Board in March 2003 and Ms. LaPorte resigned in September 2003. In addition, the following option grants were also made on February 6, 2003 to each non-employee Board member serving on a committee of the Board: Mr. Jackson received an option grant for 833 shares with an exercise price of $2.76 per share and Mr. Lyons received two options to purchase 833 shares of common stock each at an exercise price of $2.76. Mr. Bigham received two options to purchase 833 shares of common stock each at an exercise price of $2.76 and Ms. LaPorte received an option to purchase 833 shares of common stock with an exercise price of $2.76 per share, prior to their respective resignations from the Board in March 2003 and September 2003. All of the foregoing option grants have a one-year vesting period measured from the grant date and a maximum ten-year term measured from such date. Following their resignation from the Board, Mr. Bigham and Ms. LaPorte continued service as consultants to IntraBiotics.

      On April 1, 2003, we entered into a consulting agreement with Mr. Bigham. The term of the agreement ran from April 1, 2003 to April 1, 2004. Pursuant to the agreement, Mr. Bigham was to be paid a consulting fee of $200 per hour for services rendered. During the term of the agreement, we did not pay Mr. Bigham any amounts. For the term of the agreement, stock options granted to Mr. Bigham continued to vest.

      On September 9, 2003, we entered into a consulting agreement with Ms. LaPorte. The term of the agreement runs from September 9, 2003 to September 9, 2004. Ms. LaPorte will receive a consulting fee of $200 per hour for services rendered. As of March 31, 2004, we have not paid Ms. LaPorte any amounts. For the term of the agreement, stock options granted to Ms. LaPorte will continue to vest.

      On February 6, 2003, in connection with the 2003 Option Cancellation and Re-Grant Program, the following option grants with an exercise price of $2.76 per share were made to the non-employee Board members in cancellation of options for the same numbers of shares but with higher exercise prices: Dr. Remington was granted two options to purchase 417 shares of common stock each and an option to purchase 1,250 shares of common stock in replacement of options for the same number of shares with a weighted average exercise price of $50.24 per share; Mr. Jackson was granted an option to purchase 833 shares of common stock and an option to purchase 1,667 shares of common stock in replacement of options for the same number of shares with a weighted average exercise price of $15.60 per share; Mr. Lyons was granted two options to purchase 1,250 shares of common stock each, two options to purchase 833 shares of common stock each and an option to purchase 417 shares of common stock in replacement of options for the same number of shares with a weighted average exercise price of $34.18 per share; Ms. LaPorte was granted an option to purchase 6,250 shares of common stock, an option to purchase 2,083 shares of common stock, an option to purchase 1,250 shares of common stock, an option to purchase 833 shares of common stock and an option to purchase 417 shares of common stock in replacement of options for the same number of shares with a weighted average exercise price of $28.63 per share; and Mr. Bigham was granted two options to purchase 833 shares of common stock each, two options to purchase 417 shares of common stock each and an option to purchase 1,250 shares of common stock in replacement of options for the same number of shares with a weighted average exercise price of $35.78 per share. Each option grant has a maximum term of 5 years and vests in full upon the optionee’s completion of one-year of Board service measured from the date of grant. Mr. Bigham also continued to vest in these options during his consulting period, and Ms. LaPorte will also continue to vest in her replacement options during her consulting period.

      In 2003, the Board amended the option grant formula program so that commencing August 7, 2003, each newly-appointed or elected non-employee Board member will receive an automatic option grant for 10,000 shares at the time he or she becomes a non-employee Board member, and such option will vest in a series of three equal successive annual installments upon his completion of each year of Board service over the three year period measured from the grant date. In addition, at the first regularly scheduled Board meeting in 2004, each individual serving as a non-employee Board member at that time is to receive an option grant to purchase 5,000 shares of common stock. In addition, each non-employee Board member serving at that time as a member of a Board committee is also to receive an option grant to purchase 2,500 shares of common stock for each Board committee of which he or she is a member. Each of these formula grants made pursuant to the 2000 Plan is to have an exercise price per share equal to the fair market value per share of IntraBiotics common stock on the date immediately preceding the grant date and a maximum term of 10 years, subject to earlier termination upon the optionee’s cessation of Board service. Each 5,000-share and 2,500-share option granted vests upon the optionee’s completion of one year of Board service measured from the grant date.

      On November 18, 2003, Mr. Perry received an option to purchase 10,000 shares of common stock in connection with his joining the Board in September 2003. The option has an exercise price of $13.53 per share and will vest in a series of three equal successive annual installments upon his completion of each year of Board service over the three year period measured from the grant date. The option has a maximum ten-year term, subject to earlier termination upon Mr. Perry’s cessation of Board service.

      Option grants for the 2004 fiscal year were made to the non-employee Board members on February 2, 2004 in accordance with the existing formula grant program in effect for them pursuant to the 2000 Plan, as that program is summarized above. Accordingly, each of the following non-employee Board members received option grants for the indicated number of shares with an exercise price of $16.49 per share in connection with their Board or Board committee service: Dr. Mario (5,000 shares), Dr. Remington (5,000 shares), Mr. Perry (10,000 shares), Mr. Jackson (10,000 shares), Mr. Lyons (10,000 shares) and Mr. Tang (5,000 shares).

      In addition, on February 2, 2004, Mr. Jackson, Mr. Lyons and Dr. Remington each received an additional option grant to purchase 10,000 shares of common stock with an exercise price of $16.49 per share. Each option will vest upon each such director’s completion of one year of Board service measured from the grant date, subject to earlier termination upon cessation of Board service.

      The Board intends to grant to Mr. Jackson, Mr. Lyons and Dr. Remington each an additional option grant to purchase 15,000 shares of common stock. These options will be granted under the 2004 Stock Incentive Plan (the “2004 Plan”) described below. If the stockholders approve the 2004 Plan at the 2004 annual meeting, then each of these options, if granted before such stockholder approval, will become immediately exercisable for all of the option shares. However, any shares purchased under the option will be subject to repurchase by IntraBiotics, at the lower of the exercise price paid per share or the fair market value per share, should the optionee cease Board service prior to the vesting in those shares. The shares subject to each option grant will vest upon the optionee’s completion of one year of Board service measured from the grant date.

      In the event of a sale or disposition of substantially all of the securities or assets of IntraBiotics, a merger of IntraBiotics with or into another corporation or a consolidation or other change of control transaction involving IntraBiotics, all of the foregoing option grants made to the non-employee directors will fully vest and become immediately exercisable for vested shares as of the effective date of the change of control of IntraBiotics.

      If Proposal Two is adopted and the 2004 Plan is approved, then the 2000 Plan will terminate, and newly-appointed and continuing non-employee Board members will receive option grants pursuant to the automatic option grant program in effect for them under the new 2004 Plan. Accordingly, on the first trading date in January each year, beginning January 2005, each individual serving as a non-employee Board member at that time will automatically be granted an option under the 2004 Plan to purchase 10,000 shares of common stock. In addition, each non-employee Board member who is serving at that time as a member of any Board committee (currently, the Audit Committee, Compensation Committee or the Nominating and Corporate Governance Committee) will also receive an automatic option grant under the 2004 Plan to purchase 2,500 shares of common stock for each of those committees of which he or she is a member, except that the option grant for the Chair of the Audit Committee will be for 7,500 shares and the option grant for the Chair of the Compensation Committee and the Nominating and Corporate Governance Committees will each be for 5,000 shares. In addition, each newly-appointed or elected non-employee Board member will receive an automatic option grant for 25,000 shares at the time he or she becomes a non-employee Board member. Each automatic option grant under the 2004 Plan will have an exercise price per share equal to the fair market value per share of IntraBiotics common stock on the date immediately preceding the grant date and will have a maximum term of 10 years, subject to earlier termination upon the optionee’s cessation of Board service. Each annual option grant made to any continuing Board and Committee member will vest upon the optionee’s completion of one year of Board service measured from the grant date. Each initial 25,000 share option will vest in a series of thirty-six equal successive monthly installments upon the optionee’s completion of each month of Board service over the thirty-six month period measured from the grant date. For further information concerning these grants, please see the section in Proposal Two below entitled “Automatic Option Grant Program.”

PROPOSAL TWO

APPROVAL OF 2004 STOCK INCENTIVE PLAN

      The stockholders are being asked to approve the 2004 Stock Incentive Plan which our Board adopted on March 2, 2004 as the successor to our 2000 Plan. If the 2004 Plan is approved by our stockholders at the Annual Meeting, all outstanding options under the 2000 Plan, together with the remaining share reserved under that plan, will be transferred to the 2004 Plan, and no further option grants or stock issuances will be made under that predecessor plan.

      All capital stock numbers and related exercise prices disclosed below are adjusted to reflect the 1 for 12 reverse stock split effected on April 10, 2003.

      The 2004 Plan differs from the predecessor plan in the following principal respects:

(i) The share reserve under the 2004 Plan includes not only the remaining share reserve under the predecessor plan but also an additional increase of approximately 1,200,000 shares.

(ii) An automatic option grant program has been established for our non-employee Board members pursuant to which they will receive option grants at designated intervals over their period of continued Board service.

(iii) Restricted stock units and stand-alone stock appreciation rights may be issued under the 2004 Plan. Restricted stock units may be structured so that those units become payable either upon the attainment of designated performance goals or the satisfaction of specified service requirements or upon the expiration of a designated time period following those vesting events, including a deferred distribution date following the termination of the individual’s service with us.

(iv) The limitation on the maximum number of shares of common stock by which the share reserve is to increase each year over the term of the 2004 Plan is increased to 2,000,000 shares, and the limitation on the maximum number of shares for which an individual may be granted awards in any one calendar year is increased to 1,000,000 shares.

(v) A net counting procedure will be utilized so that the share reserve is reduced only by the actual number of shares issued under the 2004 Plan, and not by the gross number of shares subject to the awards made thereunder.

(vi) The exercise price of stock options or stock appreciation rights granted under the 2004 Plan may not be less than the fair market value per share of our common stock on the date immediately preceding the grant date.

(vii) Performance criteria have been incorporated into the 2004 Plan which will allow the plan administrator to structure one or more stock issuances or other stock-based awards so that the compensation attributable to those particular awards will qualify as performance-based compensation under Internal Revenue Code Section 162(m).

(viii) The 2004 Plan will have a ten-year term measured from the March 2, 2004 date on which our Board adopted the plan.

(ix) Individuals will not have any right to exercise their options or otherwise acquire shares under the 2004 Plan by delivering promissory notes.

(x) Options and stock appreciation rights granted under the 2004 may be transferable during the recipient’s lifetime to his or her family members or trusts established for such family members.

      The net effect of the 2004 Plan is to provide us with more flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards such as stock appreciation rights, restricted stock and restricted stock units. Accordingly, we will have a broader array of equity incentives to utilize for purposes of attracting and retaining the services of key individuals and other personnel essential to our long-term growth and financial success. We rely significantly on equity incentives to attract and retain key employees and other personnel and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees. Awards under the 2004 Plan which are made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

Summary Description of 2004 Stock Incentive Plan

      The principal terms and provisions of the 2004 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2004 Plan, and is qualified in its entirety by reference to the complete text of the 2004 Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary, Joyce Bremer, at our principal offices at 2483 East Bayshore Road, Suite 100, Palo Alto, California 94303 or may obtain a copy (which was filed as an exhibit to this Proxy Statement) from the SEC’s website at www.sec.gov.

      Administration. The Compensation Committee of our Board will have the exclusive authority to administer the discretionary grant and stock issuance programs with respect to grants and stock issuances made to our executive officers and will also have the authority to make grants and stock issuances under those programs to all other eligible individuals. However, our Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make grants and stock issuances under those two programs to individuals other than executive officers. The term “plan administrator,” as used in this summary, will mean our Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2004 Plan.

      Eligibility. Officers and employees, as well as independent consultants and contractors, in our employ or in the employ of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant and stock issuance programs. The non-employee members of our Board will also be eligible to participate in those two programs as well as the automatic option grant program. As of March 2, 2004, approximately 28 employees and consultants (including two executive officers) were eligible to participate in the discretionary grant and stock issuance programs, and six non-employee Board members were eligible to participate in those programs and the automatic option grant program.

      Securities Subject to 2004 Plan. If our stockholders approve the 2004 Plan, 2,050,000 shares of our common stock will be reserved for issuance over the term of the plan. Such share reserve consists of the number of shares we estimate will be carried over from the predecessor plan, including the shares subject to outstanding options thereunder, plus an additional increase of approximately 1,200,000 shares. The number of shares of common stock reserved for issuance under our 2004 Plan will automatically increase on the first trading day in January each calendar year, beginning in calendar year 2005, by an amount equal to five percent of the sum of the following share numbers, calculated as of the last trading day in December of the immediately preceding calendar year: (i) the total number of shares of our common stock outstanding on that date and (ii) the number of shares of common stock into which the outstanding shares of our preferred stock are convertible on that date. In no event will any such annual increase exceed 2,000,000 shares.

      No participant in the 2004 Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock awards (whether in the form of vested or unvested shares or restricted stock units or other stock-based awards) for more than 1,000,000 shares of our common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute approval of that 1,000,000-share limitation for purposes of Internal Revenue Code Section 162(m). This limitation, together with the requirement that all stock options and stock appreciation rights under the discretionary grant program have an exercise price (or base price) per share equal to the fair market value per share of our common stock on the date immediately preceding the grant date, will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the discretionary grant program or the subsequent sale of the shares purchased under those grants will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m). One or more shares issued under the stock issuance program may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation if the issuance of those shares is approved by our compensation committee and vesting is tied solely to the attainment of the corporate performance milestones discussed below in the summary description of that program.

      The shares of common stock issuable under the 2004 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.

      Shares subject to any outstanding options or other awards under the 2004 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those option or awards will be available for subsequent issuance under the 2004 Plan. Any unvested shares issued under the 2004 Plan that we subsequently purchase, at a price not greater than the original issue price paid per share, pursuant to our repurchase rights under the 2004 Plan will be added back to the number of shares reserved for issuance under the 2004 Plan and will accordingly be available for subsequent issuance.

      The following additional share counting provisions will be in effect under the 2004 Plan:

•	Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the 2004 Plan will be reduced only by the net number of shares issued under the exercised option.

•	Should shares of common stock otherwise issuable under the 2004 Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the stock issuance program, then the number of shares of common stock available for issuance under the 2004 Plan will be reduced only by the net number of shares issued under the exercised option or stock appreciation right or the net number of fully-vested shares issued under the stock issuance program.

•	Upon the exercise of any stock appreciation right granted under the 2004 Plan, the share reserve will only be reduced by the net number of shares actually issued upon such exercise, and not by the gross number of shares as to which such stock appreciation right is exercised.

Equity Incentive Programs

      The 2004 Plan consists of three separate equity incentive programs: (i) the discretionary grant program, (ii) the stock issuance program and (iii) the automatic option grant program. The principal features of each program are described below.

      Discretionary Grant Program. Under the discretionary grant program, eligible persons may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of our common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock appreciation rights, the time or times when those options or stock appreciation rights are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option or stock appreciation right is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

      Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the date of grant or stock appreciation rights tied to the value of our common stock. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

      Upon cessation of service other than by reason of death, disability or retirement, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service. For optionee’s whose service terminates by reason of death, disability or retirement, the options will remain outstanding, to the extent vested at the time of such termination of service, until the expiration date of the option term.

      The 2004 Plan will allow the issuance of three types of stock appreciation rights under the discretionary grant program:

•	Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•	Stand-alone stock appreciation rights will allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange a distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted.

•	Limited stock appreciation rights may be included in one or more grants made under the discretionary option grant program. Upon the successful completion of a hostile tender offer for more than twenty percent of our outstanding voting securities, each outstanding option with such a limited stock appreciation right may be surrendered to us in return for a distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest tender offer price paid per share in the hostile take-over over (ii) the exercise price payable per share under such option.

      The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may, at the discretion of the plan administrator, be made in cash or in shares of our common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash.

      The provisions governing the exercise of stock appreciation rights following the recipient’s termination of service will be substantially the same as the post-termination exercise provisions summarized above for stock option grants.

      The plan administrator has the authority, without any required stockholder approval, to cancel outstanding options or stock appreciation rights under the discretionary grant program, including options transferred from the predecessor plan, in return for (i) the grant of new options or stock appreciation rights for the same or a different number of shares with an exercise or base price per share equal to the fair market value of our common stock on the new grant date or (ii) cash or shares of our common stock (whether vested or unvested) equal in value to the value of the cancelled options or stock appreciation rights. Alternatively, the plan administrator could simply reduce the exercise or base price of one or more outstanding options or stock appreciation rights to the then current market price.

      Stock Issuance Program. Eligible persons may be issued shares of our common stock, without any required cash or other payment, pursuant to restricted stock awards, restricted stock units or other share right awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones and require no cash payment to us. Shares may also be issued under the program through direct purchase or as a bonus for services rendered to us or our subsidiaries. Shares subject to a restricted stock unit or other stock-based award may have a deferred issuance date following the vesting of the award, including (without limitation) a deferred distribution date following the termination of the individual’s service with us.

      The plan administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or stock-based awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the issuance or award. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals.

      In order to assure that the compensation attributable to one or more restricted stock issuances, restricted stock units or other stock-based awards under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more restricted stock issuances, restricted stock units or other stock-based awards so that the shares of common stock subject to those issuances, units or awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) cash flow; (8) market share; (9) cost reduction goals; (10) budget comparisons; (11) measures of customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; (13) implementation or completion of projects or processes strategic or critical to our business operations; (14) achievement of advances in research; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials; FDA or other regulatory body approval for commercialization of products; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions designed to enhance our revenue or profitability or expand our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

      The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the stock issuance program. However, no vesting requirements tied to the attainment of performance goals will be waived with respect to any shares which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m).

      Outstanding restricted stock units or other stock-based awards under the stock issuance program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those units or awards, if the performance goals or service requirements established for such units or awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding restricted stock units or other stock-based right awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance goals will be waived with respect to units or awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m).

      Automatic Option Grant Program. Under the automatic option grant program, each individual who first becomes a non-employee Board member at any time on or after the March 2, 2004 effective date of the 2004 Plan will automatically receive an option grant for 25,000 shares on the date such individual joins the Board, provided such individual has not been in our prior employ. In addition, on the first trading day in January each year, beginning with the 2005 calendar year, each individual serving as a non-employee Board member at that time will automatically be granted an option to purchase 10,000 shares of common stock, provided such individual has served on our Board for at least six months. In addition, each non-employee Board member serving as a member of a Board committee at that time will automatically be granted an additional option to purchase 2,500 shares of common stock for each Board committee of which he or she is a member on the grant date, except that the option grant for the Chair of the Audit Committee will be for 7,500 shares and the option grant for the Chair of each of the other Board committees (currently the Compensation Committee and the Nominating and Corporate Governance Committee) will each be for 5,000 shares.

      Each automatic grant will have an exercise price per share equal to the fair market value per share of our common stock on the date immediately preceding the grant date and will have a term of ten years, subject to earlier termination following the optionee’s cessation of Board service . If the optionee ceases Board service other than by reason of death, disability or retirement, the option will not remain exercisable for more than a twelve-month period following such cessation of service. However, the option will remain outstanding until the end of the full option term should the optionee cease Board service by reason of death, disability or retirement. The option will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the option which are not vested at the time of the optionee’s cessation of Board service. The shares subject to each initial 25,000-share automatic option grant will vest in a series of thirty-six successive equal monthly installments upon the optionee’s completion of each month of Board service over the thirty-six month period measured from the grant date. The shares subject to each annual automatic option grant made to a continuing Board or committee member will vest upon that individual’s completion of one year of Board service measured from the grant date. However, the shares will immediately vest in full upon the optionee’s death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

      Upon the successful completion of a hostile tender offer for more than twenty percent of our outstanding voting securities, each outstanding option granted under the automatic option grant program may be surrendered to us in return for a cash distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest tender offer price paid per share over (ii) the exercise price payable per share under such option.

      The option grants under the automatic option grant program will be taxable as non-statutory options under the Federal income tax laws.

      Stockholder approval of this Proposal will constitute pre-approval of each option granted pursuant to the provisions of the automatic option grant program and the subsequent exercise or surrender of that option in accordance with its terms, as summarized above.

Stock Awards — Predecessor Plan

      The following table sets forth, as to (i) our Chief Executive Officer, (ii) our former Chief Executive Officer who resigned as Chief Executive Officer in January 2003, (iii) one other executive officer whose annual salary and bonus for fiscal year 2003 exceeded $100,000, and (iv) the other individuals and groups indicated, the number of shares of our common stock subject to option grants made under the 2000 Plan from January 1, 2003 through April 15, 2004, together with the weighted average exercise price payable per share for such option grants. No shares of our common stock were issued under the stock issuance program of the predecessor plan during that period.

	Number of Shares	Weighted Average
	Underlying	Exercise Price
Name and Position	Options Granted(#)	Per Share($)

Henry J. Fuchs, M.D.(1)	260,000	5.93
President and Chief Executive Officer
Ernest Mario, Ph.D.(2)	142,500	3.24
Chairman and Former Chief Executive Officer
Eric H. Bjerkholt(3)	124,999	2.76
Chief Financial Officer and Senior Vice President, Finance
All current executive officers as a group (2 persons)(4)	270,500	6.32
All current non-employee directors as a group (6 persons)(5)	237,916	7.54
All employees, including current officers who are not executive officers, as a group (8 persons)(6)	191,171	8.83

(1)	The options for 260,000 shares granted to Dr. Fuchs include options for 83,107 shares granted pursuant to the 2003 Option Cancellation and Re-Grant Program in cancellation for options covering the same number of shares but with a higher exercise price per share.

(2)	The options for 142,500 shares granted to Dr. Mario represent options for (a) 125,000 shares granted pursuant to the 2003 Option Cancellation and Re-Grant Program in cancellation for options covering the same number of shares but with a higher exercise price per share and (b) an option for 12,500 shares granted in cancellation for an option for 54,166 shares granted to Dr. Mario when he was an executive officer.

(3)	The options for 124,999 shares granted to Mr. Bjerkholt include options for 45,833 shares granted pursuant to the 2003 Option Cancellation and Re-Grant Program in cancellation for options covering the same number of shares but with a higher exercise price per share.

(4)	The options for 270,500 shares include options for 83,107 shares granted pursuant to the 2003 Option Cancellation and Re-Grant Program in cancellation for options covering the same number of shares but with a higher exercise price per share.

(5)	The options for 237,916 shares include options for 134,167 shares granted pursuant to the 2003 Option Cancellation and Re-Grant Program in cancellation for options covering the same number of shares but with a higher exercise price per share except for one option grant to Dr. Mario for 12,500 shares which was granted in cancellation of an option for 54,166 shares granted to Dr. Mario when he was an executive officer.

(6)	The options for 191,171 shares include options for 19,169 shares granted under the 2003 Option Cancellation and Re-Grant Program in cancellation for options covering the same number of shares but with a higher exercise price per share.

Stock Awards — 2004 Plan

      The following table sets forth, as to (i) our Chief Executive Officer, (ii) our former Chief Executive Officer who resigned as Chief Executive Officer in January 2003, (iii) one other executive officer whose annual salary and bonus for fiscal year 2003 exceeded $100,000, and (iv) the other individuals and groups indicated, the number of shares of our common stock subject to option grants made under the 2004 Plan since the March 2, 2004 inception date, together with the weighted average exercise price payable per share for such option grants. No shares of our common stock were issued under the stock issuance program of the 2004 Plan during that period, and no stock appreciation rights were granted under the 2004 Plan.

	Number of Shares	Weighted Average
	Underlying	Exercise Price
Name and Position	Options Granted(#)	Per Share($)

Henry J. Fuchs, M.D.	0	N/A
President and Chief Executive Officer
Ernest Mario, Ph.D.	0	N/A
Chairman and Former Chief Executive Officer
Eric H. Bjerkholt	0	N/A
Chief Financial Officer and Senior Vice President, Finance
All current executive officers as a group (4 persons)	360,000	17.45
All current non-employee directors as a group (6 persons)	0	N/A
All employees, including current officers who are not executive officers, as a group (8 persons)	0	N/A

      None of the option grants made the 2004 Plan will become exercisable unless the stockholders approve the 2004 Plan at the Annual Meeting. Accordingly, stockholder approval of the 2004 Plan will also constitute stockholder approval of the foregoing option grants. In the absence of such stockholder approval, those option grants will terminate without ever becoming exercisable for any of the option shares.

General Provisions

      Vesting Acceleration. In the event we should experience a change in control, the following special vesting acceleration provisions will be in effect for all options and stock appreciation rights granted under the discretionary grant or automatic option grant program:

(i) Each outstanding option or stock appreciation right which is at the time held by a current employee will automatically vest and become exercisable as to fifty percent (50%) of the unvested shares subject to that option or stock appreciation right.

(ii) Should the employment of any of our officer’s terminate by reason of an involuntary termination (whether actual or constructive) within thirteen (13) months following the change in control, then each outstanding option or stock appreciation right held by that officer will immediately vest and become exercisable as to all the securities at the time subject to that option or stock appreciation right.

(iii) Each outstanding option or stock appreciation right which is at the time held by a non-employee Board member will automatically vest and become exercisable as to all the unvested shares subject to that option or stock appreciation right.

      The 2004 Plan includes several other vesting acceleration features:

      Each outstanding option or stock appreciation right which is not to be assumed by the successor corporation or otherwise continued in effect will automatically vest in full on an accelerated basis.

•	All unvested shares outstanding under the discretionary grant and stock issuance programs will immediately vest upon a change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. Each outstanding restricted stock unit or other stock-based award under the stock issuance program will vest as to the number of shares of our common stock subject to such unit or award upon the occurrence of a change in control, unless the unit or award is assumed by the successor corporation or otherwise continued in effect.

•	The plan administrator will have the authority to grant options or stock appreciation rights which provide additional vesting acceleration in the event of a change in control, even if those options or stock appreciation rights are to be assumed by the successor corporation or otherwise continued in effect.

The plan administrator may also structure unvested stock issuances or restricted stock units or other share rights awards under the stock issuance program so that those issuances or awards will immediately vest upon a change in control.

•	The plan administrator will also have complete discretion to structure one or more options or stock appreciation rights under the discretionary grant program so those options or stock appreciation rights will vest as to all the underlying shares in the event those options or stock appreciation rights are assumed or otherwise continued in effect but the individual’s service with us or the acquiring entity is subsequently terminated within a designated period following the change in control event. The vesting of outstanding shares and the vesting and issuance of the shares of common stock subject to outstanding restricted stock units or other stock-based awards under the stock issuance program may also be structured to accelerate upon similar terms and conditions.

•	The plan administrator will have the discretion to structure one or more option grants or stock appreciation rights under the discretionary grant program so that those options or stock appreciation rights will immediately vest upon a change in control, whether or not the options or stock appreciation rights are to be assumed or otherwise continued in effect. The plan administrator may also structure unvested stock issuances or restricted stock units or other share rights awards under the stock issuance program so that those issuances or awards will immediately vest upon a change in control.

•	A change in control will be deemed to occur in the event (i) we are acquired by merger or asset sale or (ii) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our stockholders.

•	The plan administrator may issue options, stock appreciation rights or unvested stock issuances or other stock-based awards which will vest in connection with the successful completion of a hostile take-over. Such accelerated vesting may occur either at the time of such transaction or upon the subsequent termination of the individual’s service.

•	A hostile take-over will be deemed to occur if (i) there is a change in the majority of our Board as a result of one or more contested elections for Board membership or (ii) securities possessing more than twenty percent (20%) of the total combined voting power of our outstanding securities are acquired pursuant to a hostile tender offer.

      The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

      Changes in Capitalization. In the event any change is made to the outstanding shares of our common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2004 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) and other stock based awards under the 2004 Plan per calendar year; (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right; (iv) the number and/or class of securities subject to each outstanding restricted stock unit or other stock based award; (v) the number and/or class of securities for which grants are subsequently to be made under the automatic option grant program to new and continuing non-employee Board members; (vi) the number and/or class of securities and exercise price per share in effect under each outstanding option transferred to the 2004 Plan from the predecessor plan; and (vii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2004 Plan or the outstanding options thereunder.

      Acquisition of Other Entities. The share reserve under the 2004 Plan may, in the plan administrator’s sole discretion, be used to the extent required by applicable tax law to fund the exercise of (i) any incentive stock options granted by a corporation or other entity which we assume in connection with our acquisition of that entity, whether by merger or asset or stock sale, or (ii) any incentive stock options granted under the 2004 Plan in substitution for those incentive stock options of the acquired entity. We may effect the assumption or substitution even if the exercise price per share of our common stock under the assumed or substituted options will be less than the fair market value of our common stock at that time, provided the aggregate spread on each such option immediately after the assumption or substitution (the excess of the fair market value of the option shares over the aggregate exercise price payable for those shares ) is not greater than the aggregate option spread immediately prior to the assumption or substitution and certain other requirement are satisfied to assure that the option holder does not receive any additional benefits as a result of the assumption or substitution.

      Valuation. The fair market value per share of our common stock on any relevant date under the 2004 Plan will be deemed to be equal to the closing selling price per share on the Nasdaq National Market on the date immediately preceding such date. On April 15, 2004, the fair market value per share of our common stock was determined by the closing selling price on April 14, 2004, which was $15.40.

      Stockholder Rights and Transferability. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2004 Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

      A participant will have full shareholder rights with respect to any shares of common stock issued to him or her under the 2004 Plan, whether or not his or her interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate.

      Special Tax Election. The plan administrator may provide one or more holders of options, stock appreciation rights, vested or unvested stock issuances, restricted stock units or any other stock-based awards under the 2004 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise of those options or stock appreciation rights, the issuance of vested shares or the vesting of unvested shares issued to them. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.

      Predecessor Plan. If the 2004 Plan is approved by the stockholders at the Annual Meeting, then all options outstanding at that time under the predecessor plan will be transferred to the 2004 Plan and will be treated as outstanding options under the 2004 Plan. However, each outstanding option so transferred will continue to be governed solely by the terms of the documents evidencing such option, and no provision of the 2004 Plan will be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred options with respect to their acquisition of shares of our common stock.

      The plan administrator will have the discretionary authority to extend one or more provisions of the 2004 Plan to one or more options incorporated from the predecessor plan which do not otherwise contain those provisions.

      Amendment and Termination. Our Board may amend or modify the 2004 Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which our shares of common stock are at the time primarily traded. Unless sooner terminated by our Board, the 2004 Plan will terminate on the earliest of (i) March 1, 2014, (ii) the date on which all shares available for issuance under the 2004 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options or stock appreciation rights, restricted stock units or other shares right awards in connection with certain changes in control or ownership.

Summary of Federal Income Tax Consequences of Options Granted under the 2004 Plan

      The following is a summary of the United States Federal income taxation treatment applicable to us and the participants who receive awards under the 2004 Plan.

      Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

      Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

      Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

      If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

      Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

      Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

      We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

      Direct Stock Issuances. The tax principles applicable to direct stock issuances under the 2004 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

      Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

      We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

      Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the stock issuance program will be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

      Accounting Treatment. Under the accounting principles currently in effect, option grants under the discretionary and automatic option grant programs will not result in any direct charge to our reported earnings. However, the fair value of those options is required to be disclosed in the notes to our financial statements, and we must also disclose, in footnotes to our financial statements, the pro-forma impact those options would have upon our reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

      Option grants made to non-employee consultants under the 2004 Plan will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. In addition, any options that are repriced will also trigger a direct charge to IntraBiotics’ reported earnings measured by the appreciation in the value of the underlying shares during the period beginning with the date the option is repriced and ending with the date that the repriced option is either exercised for those shares or terminates unexercised.

      The number of outstanding options will be a factor in determining our earnings per share on a fully-diluted basis.

      Should one or more individuals be granted tandem or stand-alone stock appreciation rights under the 2004 Plan, then such rights would result in a compensation expense to be charged against our reported earnings. Accordingly, at the end of each fiscal quarter, the amount, if any, by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

      Direct stock issuances under the 2004 Plan will result in a direct charge to our reported earnings equal to the excess of the fair value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to our reported earnings will be amortized over the vesting period. However, if the vesting of the shares is tied solely to performance milestones, then the issuance of those shares will be subject to mark to market accounting, and we will have to accrue compensation expense not only for the value of the shares on the date of issuance but also for all subsequent appreciation in the value of those which occurs prior to the vesting date. Similar accounting treatment will be in effect for any restricted stock units issued under the 2004 Plan.

      On March 31, 2004, the Financial Accounting Standards Board (“FASB”) released an exposure draft on stock based compensation which would, if adopted as proposed, require expensing of stock options beginning January 2005 and change the accounting treatment of stock appreciation rights settled in stock. Accordingly, the foregoing summary of the applicable accounting treatment for stock options and stock appreciation rights may substantially change in the event the exposure draft is adopted as proposed. In that event, employee stock options and stock appreciation rights payable in stock would have to be valued as of the grant date under an appropriate valuation formula, and that value would then have to be charged as a direct compensation expense against the issuer’s reported earnings over the designated vesting period of the award. For direct stock issuances, we would continue to accrue a compensation cost equal to the excess of the fair value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to our reported earnings will be amortized over the vesting period. However, such accounting treatment would be applicable whether vesting were tied to service periods or performance goals.

Required Vote and Board Recommendation

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter is required for approval. Should such approval not be obtained, then the 2004 Plan will terminate, together will all outstanding options thereunder. However, in the absence of such stockholder approval, the 2000 Plan will continue in full force and effect, and option grants and other awards may continue to be made under the predecessor plan until the share reserve under that plan is exhausted.

THE BOARD BELIEVES THAT THIS PROPOSAL TWO IS IN THE BEST INTERESTS OF INTRABIOTICS AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

PROPOSAL THREE

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board has selected Ernst & Young LLP as IntraBiotics’ independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited IntraBiotics’ financial statements since its inception in 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Stockholder ratification of the selection of Ernst & Young LLP as IntraBiotics’ independent auditors is not required by IntraBiotics’ bylaws or otherwise. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of IntraBiotics and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

Auditor’s Fees

      During the fiscal year ended December 31, 2003, the Audit Committee reviewed and approved all non-audit service engagements, after giving consideration as to whether the provision of such services was compatible with maintaining Ernst & Young LLP’s independence.

      The following table shows the fees billed and billable for the audit and other services provided by Ernst & Young LLP for fiscal years 2003 and 2002.

	Fiscal Year Ended

	2003	2002

Audit fees(a)	$278,200	$367,983
Audit-related fees(b)	11,100	55,646
Tax fees(c)	23,820	22,650
All other fees(d)	—	—

	$313,120	$446,279

(a)	Audit Fees. Includes fees for the audit of our annual financial statements included on Form 10-K, review of interim financial statements included on Forms 10-Q, review of documents filed with the SEC and the issuance of consents and comfort letters.

(b)	Audit-Related Fees. Includes fees for accounting consultations, due diligence assistance related to mergers and acquisitions and an annual subscription to online accounting updates.

(c)	Tax Fees. Includes fees for tax compliance, tax advice and tax planning.

(d)	All Other Fees. Includes all other fees for products and services other than the services included in (a)-(c) above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

      The Audit Committee’s policies and procedures identify particular services and related pre-approved limits for each service that it has concluded the independent auditors may provide. These policies and procedures will be updated each year in connection with the Audit Committee’s determination to retain the independent auditors. To the extent that a proposed service is not identified in these policies, the Audit

Committee must either approve the service in advance of it being provided to IntraBiotics or the Chairman of the Audit Committee may approve the service at an indicated monetary limit for the service or delegate such approval authority to another member of the Audit Committee. If the Chairman of the Audit Committee or the delegated member of the Audit Committee approves any service in accordance with this authorization, the Chairman or such member of the Audit Committee, as applicable, must report the approval of the service to the Audit Committee at its next regularly scheduled meeting. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for he services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD BELIEVES THAT THIS PROPOSAL THREE IS IN THE BEST INTERESTS OF INTRABIOTICS AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INTRABIOTICS’ INDEPENDENT AUDITORS.

MANAGEMENT

      The following chart sets forth certain information regarding the executive officers of IntraBiotics:

Name	Age	Position

Henry J. Fuchs, M.D.	46	President, Chief Executive Officer and Director
Detlef Albrecht, M.D.	43	Sr. Vice President, Pre-Clinical and Clinical Research & Development and Chief Medical Officer
Usha Arunachalam, Ph.D.	40	Vice President, Business Development
Steven B. Ketchum	39	Vice President, Regulatory Affairs
David J. Tucker	36	Principal Financial Officer

      Henry J. Fuchs, M.D. has served as a director of IntraBiotics since November 2001 and as Chief Executive Officer since January 2003. Dr. Fuchs joined IntraBiotics as Vice President, Clinical Affairs in October 1996 and was appointed President and Chief Operating Officer in November 2001. From 1987 to 1996, Dr. Fuchs held various positions at Genentech, Inc., a biotechnology company, where, among other things, he had responsibility for the clinical program that led to the approval for Genentech’s Pulmozyme®. Dr. Fuchs was also responsible for the Phase III development program that led to the approval of Herceptin® to treat metastatic breast cancer. Dr. Fuchs received an M.D. degree from George Washington University and a B.A. degree in biochemical sciences from Harvard University.

      Detlef Albrecht, M.D. joined IntraBiotics as Senior Vice President of Preclinical and Clinical Research and Development and Chief Medical Officer in April 2004. From September 1999 through March 2004, Dr. Albrecht held a series of clinical development and medical affairs positions at ALZA Corporation, most recently as Vice President of Clinical Development. During his tenure at ALZA, Dr. Albrecht was responsible for supporting the development, registration, and commercialization of a range of ALZA’s urology (Ditropan XL®, Elmiron®), oncology (Doxil®), pain and CNS products in North America and Europe. He started his career in 1992 with Schwarz Pharma for whom he led the worldwide development of Edex® for treatment of erectile dysfunction. From 1997 until 1999, Dr. Albrecht was Director of Clinical R&D at Miravant Medical Technologies, directing the development of Photopoint® Photodynamic Therapy for treatment of a range of indications in oncology and urology. Dr. Albrecht received his M.D. degree from the Rheinisch Westfaelische Technische Hochschule in Aachen, Germany.

      Usha Arunachalam, Ph.D. joined IntraBiotics as Vice President of Business Development in April 2004. From February 2001 through April 2004, Dr. Arunachalam served various positions at Kosan Biosciences, most recently as Senior Director of Business Development. During her tenure at Kosan, Dr. Arunachalam was instrumental in executing a partnership with a major pharmaceutical company for Kosan’s lead oncology product, executing collaborative research agreements with a national institute and securing licenses for one of Kosan’s major oncology programs. From 1999 through 2001, Dr. Arunachalam was Associate Director for Licensing at Chiron Corporation. During her tenure at Chiron, she was responsible for identifying, evaluating and in-licensing oncology and infectious disease product opportunities in preclinical or early clinical development. Dr. Arunachalam received her Ph.D. in Biochemistry from the Indian Institute of Science and received a pre-doctoral fellowship from the University of Michigan. She received her M.B.A. from the University of California, Los Angeles.

      Steven B. Ketchum joined IntraBiotics as Vice President of Regulatory Affairs in June 2002. From November 1994 through May 2002, Dr. Ketchum held a series of regulatory affairs positions at ALZA Corporation, most recently as Senior Director of Regulatory Affairs. During his tenure at ALZA, Dr. Ketchum was responsible for supporting the development, registration and commercialization of a range of ALZA’s urology (Ditropan XL®, Testoderm TTS®, and Elmiron®) and CNS products (Concerta®) in North America and Europe. He started his regulatory career in Geneva within the fertility products registration group at Ares-Serono, a biopharmaceutical company based in Switzerland. Dr. Ketchum received his Ph.D. degree in Pharmacology from University College London under a fellowship sponsored by the Swiss pharmaceuticals company Sandoz (now part of Novartis), and conducted postdoctoral research in molecular neurobiology in Geneva at the Glaxo Institute for Molecular Biology (now part of Ares-Serono). He received his B.S. degree in Biological Sciences from Stanford University.

      David J. Tucker joined IntraBiotics in April 2003 and was appointed Principal Financial Officer in January 2004. From July 1997 to April 2003, Mr. Tucker worked at Brooks Automation Inc., a public semiconductor equipment company, where he was promoted to Senior Director of Finance. From 1993 to 1997, he was at IC Works, Inc., a semiconductor company, where he was promoted to Corporate Controller. From 1988 to 1993, Mr. Tucker worked at Ernst & Young LLP, where he led audits of a variety of public and private companies in technology and biotechnology and other industries in both the U.S. and Europe. Mr. Tucker qualified as a Chartered Accountant with Ernst & Young LLP in the U.K. in 1991, and has a B.S. degree in Mathematics from the University of Bristol.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

      The following table shows for the fiscal years ended December 31, 2003, 2002 and 2001, compensation awarded or paid to, or earned by (i) our Chief Executive Officer, (ii) our former Chief Executive Officer who resigned as Chief Executive Officer in January 2003, and (iii) one other executive officer whose annual salary and bonus for fiscal year 2003 exceeded $100,000 (the “Named Executive Officers”). No other individuals who would have otherwise been includable in the table by reason of their salary and bonus for the 2003 fiscal year terminated employment or otherwise ceased executive officer status during that fiscal year. In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all our salaried employees and certain perquisites and other personal benefits received by the Named Executive Officers, which do not exceed the lesser of $50,000 or 10% of any such officer’s salary and bonus disclosed in this table. All capital stock numbers and related exercise prices disclosed below are adjusted to reflect the 1 for 12 reverse stock split effected on April 10, 2003.

Summary Compensation Table

				Long Term Compensation

				Restricted
	Annual Compensation			Stock	Securities
				Awards	Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	Options(2)

Henry J. Fuchs, M.D.(3)	2003	313,750	40,000	—	200,000
President and Chief Executive Officer	2002	308,333	85,000	—	41,667
	2001	250,000	25,000	72,500 (4)	28,333
Ernest Mario, Ph.D.(5)	2003	6,348	—	—	137,500
Chairman and Former Chief	2002	19,260	—	—	179,167
Executive Officer	2001	—	—	—	—
Eric H. Bjerkholt(6)	2003	238,750	—	—	124,999
Chief Financial Officer and	2002	223,313	50,000	—	45,833
Senior Vice President, Finance	2001	—	—	—	—

(1)	Dividends on these shares of restricted stock will be paid when, as and if declared on IntraBiotics’ common stock by IntraBiotics’ Board. To date, IntraBiotics has not paid any dividends and does not anticipate paying any dividends on its common stock in the foreseeable future.

(2)	Includes options that were granted on February 6, 2003 in exchange for existing options for the same number of shares pursuant to the 2003 Option Cancellation and Re-Grant Program, except for one option grant to Dr. Mario for 12,500 shares granted in cancellation of an option for 54,166 shares granted to him while an executive officer. For further information concerning such program, see the section below entitled “2003 Option Cancellation and Re-Grant Program.”

(3)	Dr. Fuchs was appointed Chief Executive Officer of IntraBiotics on January 27, 2003.

(4)	Represents the dollar value of 4,166 shares of restricted stock awarded on July 1, 2001, based on the fair market value of $17.40 per share on that date. On December 31, 2003, Dr. Fuchs was vested in 2,083 shares of restricted stock worth approximately $33,536, based on a closing price of $16.10 per share. The remaining such restricted stock will vest in full on June 30, 2006 if Dr. Fuchs is still employed by IntraBiotics at that time.

(5)	Dr. Mario was appointed Chairman of the Board and Chief Executive Officer on April 23, 2002. He resigned as Chief Executive Officer on January 27, 2003 and continues to serve as nonexecutive Chairman of the Board.

(6)	Mr. Bjerkholt was appointed Chief Financial Officer and Senior Vice President of Finance on January 10, 2002 and resigned from IntraBiotics on January 4, 2004.

Option Grants in Last Fiscal Year

      The following table shows for the fiscal year ended December 31, 2003, certain information regarding options granted to the Named Executive Officers. Pursuant to IntraBiotics’ 2003 Option Cancellation and Re-Grant Program, which was effected on February 6, 2003, certain options were cancelled in exchange for new replacement options for the same number of shares (other than a 12,500 share grant made to Dr. Mario) but with an exercise price of $2.76 per share. Those replacement options are included in the table.

      All options other than those granted under the 2003 Option Cancellation and Re-Grant Program have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee’s cessation of service. The options granted under the 2003 Option Cancellation and Re-Grant Program have a maximum term of 5 years measured from the grant date, subject to earlier termination upon the optionee’s cessation of service. The exercise price per share of each option is equal to the fair market value per share of the common stock on the date immediately preceding the grant date. Each option will become exercisable in 48 successive equal monthly installments upon completion of each month of service over the 48 month period measured from the grant date. The percent of total options granted to employees during the fiscal year ending December 31, 2003 is based on 822,527 shares of common stock that were granted in the fiscal year ended December 31, 2003. The potential realizable value is calculated based on the term of the option at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. However, no gain will actually be realized by the option holder unless the market price of the underlying option shares increases over the option term. The 5% and 10% assumed rates of appreciation are derived from the rules of the SEC and do not represent IntraBiotics’ estimate or projection of the future common stock price.

					Potential Realizable
	Individual Grants				Value at Assumed
					Annual Rates of
	Number of				Stock Price
	Securities	Percent of Total			Appreciation for
	Underlying	Options Granted	Exercise		Option Term ($)
	Options	to Employees in	Price	Expiration
Name	Granted	Fiscal Year	($/Sh)	Date	5%	10%

Henry J. Fuchs, M.D.(1)	24,148	2.9%	2.76	02/06/13	41,915	106,221
	41,667	5.1%	2.76	02/06/13	72,323	183,282
	51,078	6.2%	2.76	02/06/13	88,659	224,678
	2,083	Less than 1%	2.76	02/06/08	1,588	3,510
	7,083	Less than 1%	2.76	02/06/08	5,401	11,935
	2,899	Less than 1%	2.76	02/06/08	2,211	4,885
	1,042	Less than 1%	2.76	02/06/08	795	1,756
	8,333	Less than 1%	2.76	02/06/08	6,354	14,041
	5,013	Less than 1%	2.76	02/06/08	3,823	8,447
	9,139	1.1%	2.76	02/06/08	6,969	15,399
	5,999	Less than 1%	2.76	02/06/08	4,574	10,108
	3,320	Less than 1%	2.76	02/06/08	2,532	5,594
	2,528	Less than 1%	2.76	02/06/08	1,928	4,260
	35,668	4.3%	2.76	02/06/08	27,198	60,101

					Potential Realizable
	Individual Grants				Value at Assumed
					Annual Rates of
	Number of				Stock Price
	Securities	Percent of Total			Appreciation for
	Underlying	Options Granted	Exercise		Option Term ($)
	Options	to Employees in	Price	Expiration
Name	Granted	Fiscal Year	($/Sh)	Date	5%	10%

Ernest Mario, Ph.D.(2)	12,500	1.5%	2.76	02/06/13	21,697	54,984
	6,219	Less than 1%	2.76	02/06/08	4,742	10,479
	118,781	14.4%	2.76	02/06/08	90,575	200,147
Eric H. Bjerkholt(3)	45,683	5.6%	2.76	02/06/13	79,294	200,947
	33,333	4.1%	2.76	02/06/13	57,858	146,623
	150	Less than 1%	2.76	02/06/13	260	660
	6,614	Less than 1%	2.76	02/06/08	5,043	11,145
	4,167	Less than 1%	2.76	02/06/08	3,177	7,021
	11,111	1.4%	2.76	02/06/08	8,473	18,722
	18,386	2.2%	2.76	02/06/08	14,020	30,981
	5,555	Less than 1%	2.76	02/06/08	4,236	9,360

(1)	Dr. Fuchs’ 2,083-share, 7,083-share, 2,899-share, 1,042-share, 8,333-share, 5,013-share, 9,139-share, 5,999-share, 3,320-share, 2,528-share and 35,668-share option grants were granted under the 2003 Option Cancellation and Re-Grant Program in cancellation of options covering the same number of shares but with a higher exercise price per share.

(2)	Dr. Mario’s 6,219-share and 118,781-share option grants were granted under the 2003 Option Cancellation and Re-Grant Program in cancellation for options covering the same number of shares but with a higher exercise price per share and his 12,500-share option grant was granted in cancellation of options for 54,166 shares granted to Dr. Mario when he was an executive officer.

(3)	Mr. Bjerkholt’s 6,614-share, 4,167-share, 11,111-share, 18,386-share, and 5,555-share option grants were granted under the 2003 Option Cancellation and Re-Grant Program in cancellation of options covering the same number of shares but with a higher exercise price per share.

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

      The following table sets forth as to the Named Executive Officers, information concerning options held as of December 31, 2003 and exercised during the fiscal year ended December 31, 2003. No stock appreciation rights were exercised during the 2003 fiscal year, and none of the Named Executive Officers held any stock appreciation rights at the end of that year.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		December 31, 2003		December 31, 2003(1)
	Acquired	Value
Name	on Exercise	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Henry J. Fuchs, M.D.	—	$—	49,992	158,341	$669,893	$2,112,269
Ernest Mario, Ph.D.	—	—	28,645	108,855	382,124	1,452,126
Eric H. Bjerkholt	—	—	26,038	98,961	347,347	1,320,140

(1)	Based on the market price of $16.10 per share, determined on the basis of the closing selling price per share of common stock on the Nasdaq National Market on December 31, 2003 less the option exercise price payable per share.

2003 Option Cancellation and Re-Grant Program

      On February 6, 2003, IntraBiotics implemented the 2003 Option Cancellation and Re-Grant Program to address the continuing substantial loss in value of the outstanding stock options held by IntraBiotics employees and non-employee Board members, the increasing inability of such options to serve as a meaningful incentive for those individuals to remain in IntraBiotics’ service. Under this program, each employee or non-employee Board member who held outstanding options to purchase shares of common stock under the 2000 Plan or the Amended and Restated 1995 Stock Option Plan (the “1995 Plan”) with an exercise price in excess of $2.76 per share was given the opportunity to exchange those options for a new replacement option covering the same number of shares of common stock but with an exercise price of $2.76 per share, the fair market value per share of IntraBiotics common stock on the date immediately preceding the grant date. Each replacement option has a new vesting schedule measured from the February 6, 2003 grant date. Accordingly, each replacement option made to an employee will become exercisable in 48 successive equal monthly installments upon completion of each month of service over the 48-month period of service measured from the grant date, and each replacement option made to a non-employee Board member will become exercisable upon his completion of one year of Board service measured from the date of grant.

      Under the 2003 Option Cancellation and Re-Grant Program, options to purchase 363,001 shares of common stock, with a weighted average exercise price of $37.55, were cancelled, and new replacement options covering the same number of shares were granted, except for the 12,500-share option grant made to Dr. Mario in cancellation of an option for 54,166 shares granted to him when he was an executive officer. The shares subject to the options cancelled under the 2000 Plan were returned to that plan, and those returned shares will be used to fund the shares which become issuable as the new replacement options are exercised. The shares subject to the options cancelled under the 1995 Plan were returned to that plan, but the options granted in replacement of those options were granted from the 2000 Plan and will be funded out of the 2000 Plan reserve.

      The table below provides certain information concerning the IntraBiotics named executive officers who participated in the 2003 Option Cancellation and Re-Grant Program, the number of shares subject to the options they tendered for cancellation under the program and the new replacement options issued in exchange for those cancelled options. Except for the 2003 Option Cancellation and Re-Grant Program, IntraBiotics has not implemented any other option repricing or option cancellation/regrant programs.

Ten Year Option Repricings

		Number of	Market Price			Length of
		Securities	of Stock at			Original Option
		Underlying	Time of	Exercise Price	New	Term Remaining
	Date of	Options	Repricing	at Time of	Exercise	at Date of
Name	Repricing	Repriced	($/Sh)	Repricing ($)	Price ($)	Repricing

Henry J. Fuchs, M.D.(1)	02/06/03	2,083	2.76	6.00	2.76	4.7 yrs.
	02/06/03	7,083	2.76	12.00	2.76	5.4 yrs.
	02/06/03	2,899	2.76	18.00	2.76	6.3 yrs.
	02/06/03	1,042	2.76	48.00	2.76	6.9 yrs.
	02/06/03	8,333	2.76	114.75	2.76	7.9 yrs.
	02/06/03	5,013	2.76	28.80	2.76	8.2 yrs.
	02/06/03	9,139	2.76	24.00	2.76	8.8 yrs.
	02/06/03	5,999	2.76	15.60	2.76	9.4 yrs.
	02/06/03	3,320	2.76	28.80	2.76	8.2 yrs.
	02/06/03	2,528	2.76	24.00	2.76	8.8 yrs.
	02/06/03	35,668	2.76	15.60	2.76	9.5 yrs.
Ernest Mario, Ph.D.(2)	02/06/03	12,500	2.76	48.24	2.76	9.2 yrs.
	02/06/03	6,219	2.76	48.24	2.76	9.2 yrs.
	02/06/03	118,781	2.76	48.24	2.76	9.2 yrs.

		Number of	Market Price			Length of
		Securities	of Stock at			Original Option
		Underlying	Time of	Exercise Price	New	Term Remaining
	Date of	Options	Repricing	at Time of	Exercise	at Date of
Name	Repricing	Repriced	($/Sh)	Repricing ($)	Price ($)	Repricing

Eric H. Bjerkholt(3)	02/06/03	6,614	2.76	30.24	2.76	8.9 yrs.
	02/06/03	4,167	2.76	48.60	2.76	9.2 yrs.
	02/06/03	11,111	2.76	15.60	2.76	9.5 yrs.
	02/06/03	18,386	2.76	30.24	2.76	8.9 yrs.
	02/06/03	5,555	2.76	15.60	2.76	9.5 yrs.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides certain information with respect to all of IntraBiotics’ equity compensation plans in effect as of December 31, 2003.

      All capital stock numbers and related exercise prices disclosed below are adjusted to reflect the 1 for 12 reverse stock split effected on April 10, 2003.

	Number of Securities		Number of Securities Remaining
	to Be Issued upon	Weighted-Average	Available for Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities Reflected
	Warrants and Rights	Warrants and Rights	in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders
Amended and Restated 1995 Stock Option Plan(1)	14,375	$5.97	—
2000 Employee Stock Purchase Plan(2)	—	—	—
2000 Equity Incentive Plan	628,065	$3.65	229,608	(3)(4)
Equity compensation plans not approved by security holders
2002 Non-Officer Equity Incentive Plan	180,541	$3.82	10,424

Total	822,981	$3.73	240,032

(1)	No new stock awards may be granted under the 1995 Plan.

(2)	Generally, on December 31st of each year, the 2000 Plan share reserve will increase automatically by the lesser of (i) 1% of the outstanding common stock, (ii) 41,666 shares, or (iii) a lesser amount determined by the Board. However, this plan was suspended in March 2003, and consequently there are currently no securities reserved for issuance under this plan.

(3)	On December 31st of each year, the share reserve under the 2000 Plan increased automatically by the lesser of (i) 5% of the outstanding common stock on a fully-diluted basis, (ii) 166,666 shares, or (iii) a lesser amount determined by the Board. An additional increase in the reserve of 158,333 shares was approved by the stockholders of IntraBiotics in a special meeting on April 3, 2003.

(4)	If Proposal Two is approved and the 2004 Plan is implemented, the outstanding options under the 2000 Plan, together with the balance of the share reserve available for future option grants or other stock awards, will be transferred to the 2004 Plan, and no further stock options or other stock or stock-based awards will be made under the 2000 Plan.

Equity Incentive Plan not Approved by Stockholders

      The following equity compensation plan of IntraBiotics in effect as of December 31, 2003 was adopted without the approval of IntraBiotics’ stockholders.

2002 Non-Officer Equity Incentive Plan

      General. IntraBiotics’ 2002 Non-Officer Equity Incentive Plan (the “Non-Officer Equity Plan”) provides for stock awards, including grants of nonstatutory stock options, stock bonuses or rights to acquire restricted stock, to employees and consultants who are not executive officers of IntraBiotics. Executive officers not previously employed by IntraBiotics may also be granted stock awards. An aggregate of 208,333 shares of common stock have been authorized for issuance under the Non-Officer Equity Plan. As of December 31, 2003, options to purchase 180,541 shares to purchase common stock were outstanding and 10,424 options to purchase shares of common stock remained available for future grant. A total of 17,368 options to purchase common stock have been exercised since inception of the plan. The exercise price per share of options granted under the Non-Officer Equity Plan may not be less than 85% of the fair market value of IntraBiotics’ common stock on the date of the grant. Options granted under the Non-Officer Equity Plan have a maximum term of ten years and typically vest over a four-year period. Options may be exercised prior to vesting, subject to repurchase rights in favor of IntraBiotics that expire over the vesting period. Shares issued under a stock bonus award may be issued in exchange for past services performed for IntraBiotics and may be subject to vesting and a share repurchase option in favor of IntraBiotics. Shares issued pursuant to restricted stock awards may not be purchased for less than 85% of the fair market value of IntraBiotics’ common stock on the date of grant. Shares issued pursuant to restricted stock awards may be subject to vesting and a repurchase option in IntraBiotics’ favor.

      Adjustment Provisions. Transactions not involving receipt of consideration by IntraBiotics, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Non-Officer Equity Plan and outstanding awards. In that event, the Non-Officer Equity Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Non-Officer Equity Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

      Effect of Certain Corporate Transactions. In the event of (i) the sale, lease or other disposition of all or substantially all of the assets of IntraBiotics, (ii) a merger, consolidation or similar transactions in which IntraBiotics’ pre-corporate transaction stockholders do not hold securities representing a majority of voting power in the surviving corporation, or (iii) an acquisition, other than by virtue of a merger, consolidation or similar transaction, by any person, entity or group of securities of IntraBiotics representing at least fifty percent (50%) of the combined voting power of IntraBiotics’ then outstanding securities (each, a “corporate transaction”), the surviving or acquiring corporation may continue or assume awards outstanding under the Non-Officer Equity Plan or may substitute similar awards.

      If any surviving or acquiring corporation does not assume such awards or substitute similar awards, then with respect to awards held by participants whose service with IntraBiotics has not terminated as of the effective date of the transaction, the vesting of such awards will be accelerated in full, any reacquisition or repurchase rights held by IntraBiotics shall lapse, and the awards will terminate if not exercised (if applicable) at or prior to such effective date. With respect to any other awards, the vesting of such awards will not accelerate and the awards will terminate if not exercised (if applicable) at or prior to such effective date.

      However, the following special vesting acceleration provisions will be in effect for all corporate transactions in which the outstanding options under the plan are to be assumed or replaced: (i) the awards held by employees will vest and become immediately exercisable as to half of the otherwise unvested shares underlying those awards, (ii) the awards held by executives (vice president or higher) will vest with respect to the remaining unvested shares underlying those awards should either of the following events occur within 13 months after the transaction: the executive’s employment is involuntarily terminated without cause (as defined in the Non-Officer Equity Plan) or the executive voluntarily resigns for good reason (as defined in the

Non-Officer Equity Plan) and (iii) the awards held by non-employee Board members will vest and become immediately exercisable as to all shares underlying the award.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

      In June 2001, the Board adopted a Senior Executive Severance Benefit Plan for the benefit of IntraBiotics’ executive officers. Under this plan, in the event of a constructive termination or an involuntary termination without cause of an executive officer, other than the Chief Executive Officer, such executive officer is entitled to continue to receive base salary and health benefits for a period of 9 months plus one month of additional salary for each completed year of service performed in excess of two years of service, up to a maximum of 15 months of continued salary and benefits. In the event of a constructive termination or an involuntary termination without cause of the Chief Executive Officer, such Chief Executive Officer is entitled to continue to receive base salary and health benefits for a period of 12 months plus one month of additional salary for each complete year of service performed in excess of two years of service, up to a maximum of 20 months of continued salary and benefits.

      Pursuant to IntraBiotics’ 1995 Plan and the 2000 Plan, in the event of a sale or disposition of substantially all of the securities or assets of IntraBiotics, a merger of IntraBiotics with or into another corporation or a consolidation or other change of control transaction involving IntraBiotics, the stock awards held by our executive officers will vest and become immediately exercisable as to half of the otherwise unvested shares underlying those awards, and any remaining unvested shares underlying those stock awards will vest in full should either of the following events occur within 13 months after the transaction: the executive officer’s employment is involuntarily terminated without cause or he or she voluntarily resigns for good reason.

      On January 5, 2004, IntraBiotics entered into a consulting agreement with Eric Bjerkholt, our former Chief Financial Officer and Senior Vice President of Finance for a term not to extend past December 31, 2004. Mr. Bjerkholt received a consulting fee of $20,000 per month for the three months following execution of the consulting agreement and vested in an additional 2,604 shares under option grants made to Mr. Bjerkholt on February 6, 2003 under the 2003 Option Cancellation and Re-Grant Program on each of January 6, February 6 and March 6, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We have entered into indemnification agreements with our officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of IntraBiotics, and otherwise to the fullest extent permitted under Delaware law and IntraBiotics’ bylaws.

      On May 1, 2003, in a private placement transaction, we sold 350 shares of a newly created Series A convertible preferred stock and issued warrants to purchase 920,699 shares of common stock resulting in net cash proceeds of $3.2 million. Of these Series A preferred stock and warrants, 162 shares of Series A preferred stock and 426,154 warrants were issued to Tang Capital Partners, L.P. Tang Capital Management, LLC is the general partner of Tang Capital Partners, L.P. and Kevin C. Tang is a member of IntraBiotics’ Board and the Managing Director of Tang Capital Management, LLC. Additionally, 138 shares of Series A preferred stock and 363,017 warrants were issued to entities affiliated with Baker Biotech Fund.

      On October 10, 2003, in a private placement transaction, we issued and sold 1,774,000 shares of common stock, $0.001 par value per share, at a price of $10.85 per share, resulting in net cash proceeds of approximately $18.5 million. In connection with this transaction, we issued warrants to purchase 354,800 shares of our common stock with an exercise price of $10.85 per share which warrants will expire on October 10, 2008, if not previously exercised. Of these shares and warrants, 500,000 shares and 100,000 warrants were issued to entities affiliated with Perry Corp., 368,000 shares and 73,600 warrants were issued to entities affiliated with Baker Biotech Fund, 276,000 shares and 55,200 warrants were issued to Novel Biotech Investment Ltd., 230,000 shares and 46,000 warrants were issued to entities affiliated with MPM BioEquities Fund and 120,000 shares and 24,000 warrants were issued to Tang Capital Partners, L.P.

      Dr. Ernest Mario, our former Chief Executive Officer, was reimbursed $82,385 in 2003 for use of a private plane for company-related business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of IntraBiotics’ common stock as of March 31, 2004 by: (i) each director; (ii) each of the named executive officers; (iii) all executive officers and directors of IntraBiotics as a group; and (iv) all those known by IntraBiotics to be beneficial owners of more than five percent of its common stock. All capital stock numbers disclosed below are adjusted to reflect the 1-for-12 reverse stock split effected on April 10, 2003.

	Beneficial Ownership(1)

Name and Address of Beneficial Owner	Number of Shares	Percent of Total

Entities affiliated with Baker Biotech Fund(2)	1,613,202	24.7
655 Madison Avenue, 19th Floor
New York, NY 10021
Entities affiliated with Tang Capital Partners(3)	1,630,141	24.5
4401 Eastgate Mall
San Diego, CA 92121
Perry Partners & Affiliates(4)	800,000	14.6
c/o Perry Corporation
599 Lexington Ave., 36th Floor
New York, NY 10022
Deutsche Bank AG(5)	459,015	8.6
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany
Novel Bioventures(6)	331,200	6.1
5/F, Novel Industrial Building
850-870 Lai Chi Kok Road
Cheung Sha Wan, Kowloon
Hong Kong, China
Entities affiliated with MPM BioEquities Fund(7)	276,000	5.1
601 Gateway Boulevard, Suite 350
South San Francisco, CA 94080
Ernest Mario, Ph.D.(8)	178,957	3.3
Henry J. Fuchs, M.D.(9)	76,750	1.4
Jerry T. Jackson(10)	4,583	*
Gary A. Lyons(11)	7,499	*
Mark L. Perry, J.D.(12)	—	*
Jack S. Remington, M.D.(13)	4,250	*
Kevin C. Tang(3)	1,630,141	24.5
Eric H. Bjerkholt(14)	2,930	*
All executive officers and directors as a group (8 persons)(15)	1,908,738	28.0

*	Less than one percent of the outstanding common shares.

(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, IntraBiotics believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the principal address of each of the stockholders named in this table is: c/o IntraBiotics Pharmaceuticals, Inc., 2483 East Bayshore Road, Suite 100, Palo Alto, CA 94303. Applicable percentages are based on 5,364,383 shares outstanding on March 31, 2004. Shares of common stock that (a) may be issued upon the conversion of Series A preferred stock, (b) may be issued upon the exercise of warrants and (c) are subject to options to purchase common stock which are currently exercisable or which will become exercisable within 60 days after March 31, 2004 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2)	Includes 59,702 shares held by Baker Brothers Investments, L.P., 74,294 shares held by Baker Brothers Investments II, L.P., 67,711 shares held by Baker/ Tisch Investments, L.P., 661,678 shares held by Baker Biotech Fund I, L.P., 651,535 shares held by Baker Biotech Fund II, L.P. and 80,082 shares held by Baker Biotech Fund II (Z), L.P. Also includes 726,038 shares of common stock that may be issued upon the conversion of Series A preferred stock and 436,617 shares of commons stock that may be issued upon the exercise of warrants.

(3)	Includes 327,679 shares held by Tang Capital Partners, L.P. Tang Capital Management, LLC is the general partner of Tang Capital Partners, L.P. and Kevin C. Tang is the Managing Director of Tang Capital Management, LLC. Includes 583 shares held by Kevin C. Tang as custodian for his minor child. Also includes 852,308 shares of common stock that may be issued upon the conversion of Series A preferred stock and 450,154 shares of commons stock that may be issued upon the exercise of warrants. Mr. Tang is a director of IntraBiotics and is therefore deemed to beneficially own the shares owned by Tang Capital Partners, L.P.

(4)	Pursuant to a Schedule 13G/A filed on February 17, 2004 with the Securities and Exchange Commission, Perry Corp. and Richard Perry jointly reported that it had sole voting power and sole dispositive power over 800,000 shares of common stock. Richard Perry, the President and sole stockholder of Perry Corp., disclaimed beneficial ownership interest over of the shares of common stock held by any funds for which Perry Corp. acts as the general partner and/or investment adviser, except for that portion of such shares that relates to his economic interest in such shares.

(5)	Pursuant to a Schedule 13G filed on February 9, 2004 with the Securities and Exchange Commission, Deutsche Bank AG reported that it had sole voting power and sole dispositive power over 459,015 shares of common stock. Includes 458,315 shares of common stock beneficially owned by Deutsche Bank AG, London Branch and 700 shares of common stock beneficially owned by Deutsche Bank Securities Inc.

(6)	Pursuant to a Schedule 13G filed on February 26, 2004 with the Securities and Exchange Commission, Novel BioVentures, LLC and Novel BioVentures Inc. jointly reported that they had sole voting power and sole dispositive power over 331,200 shares of common stock which includes 276,000 shares of common stock and warrants to purchase up to 55,200 shares of common stock.

(7)	Pursuant to a Schedule 13G filed on March 18, 2004 with the Securities and Exchange Commission, MPM BioEquities Adviser LLC reported that has sole voting and voting and dispositive power over all of these shares. MPM BioEquities Adviser is the adviser of MPM BioEquities Master Fund L.P., and the MPM BioEquities Fund GmbH & Co. KG. 273,065 of the shares are held of record by MPM BioEquities Master Fund L.P., and 2,935 of the shares are held of record by MPM BioEquities Fund GmbH & Co. KG. This total includes 46,000 shares of common stock that may be issued upon the exercise of warrants.

(8)	Includes 20,833 shares held by Mildred Mario, 20,573 shares held by the Ernest Mario 1997 Annuity Trust, 41,666 shares held by the Mildred Mario 1997 Annuity Trust, and 744 shares and 1,738 shares held by the Mario 2002 Children’s Trust and the Mario 2002 Grandchildren’s Trust, respectively, for both of which Dr. Mario is trustee. Also includes 42,968 shares issuable upon exercise of options that are exercisable or will become exercisable within 60 days of March 31, 2004.

(9)	Includes 74,575 shares issuable upon exercise of options that are exercisable or will become exercisable within 60 days of March 31, 2004.

(10)	Represents 4,583 shares issuable upon exercise of options that are exercisable or will become exercisable within 60 days of March 31, 2004.

(11)	Represents 7,499 shares issuable upon exercise of options that are exercisable or will become exercisable within 60 days of March 31, 2004.

(12)	Mr. Perry is not affiliated with Perry Partners & Affiliates.

(13)	Includes 4,167 shares issuable upon exercise of options that are exercisable or will become exercisable within 60 days of March 31, 2004.

(14)	Represents 2,930 shares issuable upon exercise of options that are exercisable or will become exercisable within 60 days of March 31, 2004.

(15)	Includes 1,768,384 shares of common stock held by entities affiliated with certain directors and 140,354 shares of common stock issuable upon exercise of stock options held by directors and executive officers that are exercisable within 60 days of March 31, 2004.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION

      The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that IntraBiotics specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

      The Compensation Committee is composed entirely of non-employee, independent members of the Board. Decisions on compensation matters relating to IntraBiotics’ Chief Executive Officer and IntraBiotics’ other executive officers are generally made by the Compensation Committee. The Compensation Committee also administers IntraBiotics’ equity benefit plans including the 2000 Plan and, if approved, the 2004 Plan under which option grants may be made to executive officers and other key employees.

General Compensation Policy

      The Compensation Committee’s overall policy as to executive compensation is to ensure that an appropriate relationship exists between the total compensation package established for each executive officer and the creation of stockholder value, while at the same time assuring that compensation is sufficiently competitive to motivate and retain key executives. In furtherance of this goal, executive compensation is structured so as to integrate competitive levels of annual base salary with cash bonuses and discretionary stock options based upon individual and corporate performance. This annual level of cash compensation, together with the payment of equity incentives in the form of stock option grants or restricted stock bonuses, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of IntraBiotics.

Factors

      Since IntraBiotics has never been and is not currently profitable, the use of traditional performance standards (such as profit levels and return on equity) is not appropriate in evaluating the performance of the executive officers. In particular, the unique nature of the biotechnology industry, specifically, the absence of revenues and the fact that IntraBiotics’ stock performance is often a consequence of larger market forces than of actual IntraBiotics achievements, makes it difficult to tie performance objectives to standard financial considerations. The primary factors that were considered in establishing the components of each executive officer’s compensation package for the 2003 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of strategic performance, for future fiscal years.

Base Salary

      When establishing or reviewing base compensation levels for each executive officer, the Committee considers numerous factors, including the qualifications of the executive and his or her level of relevant experience, strategic goals for which the executive has responsibility, specific accomplishments of the executive during the last fiscal year and the compensation levels in effect at companies in the biotechnology industry that compete with IntraBiotics for business and executive talent.

      Base salaries are reviewed annually, and adjustments to each executive officer’s base salary are made to reflect both individual performance and survey information taken from the biotechnology industry for companies of a similar nature. A major objective, accordingly, is to have base salary levels commensurate with those of comparable positions with similar companies, given the level of seniority and skills possessed by the executive officer in question and the Committee’s assessment of such executive’s performance over the year. For the 2003 fiscal year, the base salary levels of the executive officers ranged from the 75th to the 90th percentile of the salary survey, excluding the salary of Dr. Mario, who resigned as Chief Executive Officer in January 2003 but continues to serve as a nonexecutive Chairman of the Board.

Annual Incentive Compensation

      There was no formal cash bonus plan in effect for executive officers in 2003. However, the Compensation Committee awarded Dr. Fuchs a discretionary cash bonus of $40,000 for his performance during 2003.

Long-Term Incentive Compensation

      The Compensation Committee has the authority under the 2000 Plan and 2002 Non-Officer Equity Incentive Plan to provide executives and other key employees with equity incentives including stock option grants or restricted stock bonuses. Generally, the size of each option grant is set at a level that the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s current position with IntraBiotics, but there is also taken into account comparable awards made to individuals in similar positions in the industry, as reflected in external surveys, the individual’s potential for future responsibility and promotion and the individual’s performance in the recent period and the unvested option holdings of each executive officer. The relative weight given to each of the foregoing factors varies from individual to individual, as the Compensation Committee deems appropriate under the circumstances.

      The grants are designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage IntraBiotics from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of common stock at a fixed price per share (the closing market price on the date immediately preceding the grant date) over a specified period of up to ten years. Each option, however, will only vest and become exercisable in a series of installments over a four year period, contingent upon the officer’s continued employment with or service to IntraBiotics. Accordingly, the option will provide a return to the executive officer only if he or she remains in IntraBiotics’ employ, and then only if the market price appreciates over the option term. All options currently held by executive officers have an exercise price equal to the fair market value of IntraBiotics’ common stock as of the grant date.

Compensation of Chief Executive Officer

      On January 27, 2003, Ernest Mario, Ph.D. resigned as IntraBiotics’ Chief Executive Officer, but continues to serve as nonexecutive Chairman of the Board. On that date, Henry J. Fuchs, M.D. was elected as the Chief Executive Officer of IntraBiotics. In setting the compensation payable for the 2003 fiscal year to IntraBiotics’ current Chief Executive Officer, the Compensation Committee considered Dr. Fuchs’ qualifications, the level of experience brought to his position, his previous performance and IntraBiotics’ 2003 goals for which Dr. Fuchs would have responsibility. The Compensation Committee also considered current compensation packages for CEO’s of similar companies in the San Francisco Bay Area. The level of base salary set for Dr. Fuchs was in the 75th to the 90th percentile range of the surveyed salary for the similar companies based on his level of experience and previous performance. During the 2003 fiscal year, the Committee granted Dr. Fuchs options to purchase up to 200,000 shares of the common stock under the 2000 Plan at an exercise price of $2.76 per share, of which options for 83,107 shares were granted in exchange for options covering the same number of shares pursuant to the 2003 Option Cancellation and Re-Grant Program. The grants were intended to tie Dr. Fuchs’ compensation to the performance of IntraBiotics in meeting its business goals and provide Dr. Fuchs with a meaningful incentive to contribute to IntraBiotics’ success, as reflected in the future appreciation in the market price of the common stock.

Compliance with Internal Revenue Code Section 162(m)

      Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1.0 million paid to certain of the corporation’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation paid to IntraBiotics’ executive officers for the 2003 fiscal year did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance-based compensation to be paid to IntraBiotics’ executive officers for fiscal 2004 will exceed that limit. The 2000 Plan and the new 2004 Stock

Incentive Plan are each structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under the plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of IntraBiotics’ executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to IntraBiotics’ executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1.0 million level.

2003 Option Cancellation and Re-Grant Program

      In February 2003, the Compensation Committee authorized the implementation of a special option exchange program to address the substantial loss in value of the outstanding stock options held by IntraBiotics’ employees and non-employee Board members and the increasing inability of such options to serve as a meaningful incentive for those individuals to remain in IntraBiotics’ employ or service. Under this program, each employee and non-employee Board member who held outstanding options to purchase shares of common stock under the 2000 Plan (or certain other stock option plans maintained by IntraBiotics) with an exercise price in excess of $2.76 per share was given the opportunity to exchange those options for new replacement options under the 2000 Plan to purchase the same number of shares of common stock. The replacement options were granted on February 6, 2003 under the 2000 Plan with an exercise price of $2.76 per share, the closing selling price per share of the common stock on February 5, 2003.

      Under the 2003 Option Cancellation and Regrant Program, options to purchase 363,001 shares of common stock, with a weighted average exercise price of $37.55 were cancelled. The shares subject to the options cancelled under the 2000 Plan were returned to that plan, and those returned shares will be used to fund the shares which become issuable as the new replacement options are exercised. The shares subject to the options cancelled under the 1995 Plan were returned to that plan, but the options granted in replacement of those options were granted from the 2000 Plan and will be funded out of the 2000 Plan reserve.

      The Compensation Committee determined that the 2003 Option Cancellation and Re-Grant Program was essential because IntraBiotics’ ability to retain key employees would be significantly impaired unless replacement options were granted to those employees with an exercise price equal to the fair market value of the common stock at the time of grant. Stock option grants comprise a significant portion of the compensation package of each officer and other employee, and the Compensation Committee felt it imperative to restore value to that component of compensation in order to avoid the loss of key employees essential to the financial success of IntraBiotics. However, in order to assure that the 2003 Option Cancellation and Re-Grant Program would serve its primary purposes of retaining the services of key employees and helping to create shareholder value, the Compensation Committee imposed a vesting schedule on each replacement option. Accordingly, each replacement option granted to an executive officer or other employee is subject to a new four-year vesting schedule, so that the option will only become exercisable in 48 successive equal monthly installments upon completion of each month of service over a 48-month period measured from the grant date.

      Accordingly, the Compensation Committee believes that the 2003 Option Cancellation and Re-Grant Program strikes an appropriate balance between the interests of IntraBiotics’ employees and those of the shareholders. The replacement options will provide an opportunity for executive officers, directors and other employees essential to IntraBiotics’ long-term financial success to restore value to the equity component of their compensation package. However, those individuals will enjoy the benefits of their replacement options only if they in fact remain in IntraBiotics’ employ over the new vesting period and contribute to IntraBiotics’

financial success in a manner that creates shareholder value in the form of increases to the market value of IntraBiotics’ common stock.

COMPENSATION COMMITTEE

Gary A. Lyons, Director
Mark L. Perry, Director
Jerry T. Jackson, Director

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that IntraBiotics specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

      The Audit Committee reports to and acts on behalf of the Board by providing oversight of the financial management, independent auditors and financial reporting procedures of IntraBiotics. IntraBiotics’ management is responsible for preparing IntraBiotics’ financial statements and Ernst & Young LLP, the independent auditors, are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by IntraBiotics’ management and the independent auditors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management has represented to the Audit Committee that IntraBiotics’ financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee reviewed with the independent auditor their judgments as to the quality, not just the acceptability, of IntraBiotics’ accounting principles.

      The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee and the independent auditors have discussed the auditors’ independence from IntraBiotics and its management, including the matters in those written disclosures. Additionally, the Committee considered the other non-audit services provided by the independent auditors and the fees and costs billed and expected to be billed by the independent auditors for those services.

      The Audit Committee has discussed with IntraBiotics’ independent auditors, with and without management present, the results of their examination, their evaluations of IntraBiotics’ internal accounting controls and the overall quality of IntraBiotics’ financial reporting.

      In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee approved on March 2, 2004, the inclusion of the audited financial statements in IntraBiotics’ Annual Report on Form 10-K, for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board, and the Board has approved, subject to stockholder ratification, the selection of Ernst & Young LLP as IntraBiotics’ independent auditors for the fiscal year ending December 31, 2004.

AUDIT COMMITTEE

Mark L. Perry, Director
Jerry T. Jackson, Director
Gary A. Lyons, Director

CORPORATE GOVERNANCE

Communications with the Board

      IntraBiotics’ Board currently does not have a formal process for stockholders to send communications to the Board. Efforts are made, however, to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that the appropriate responses are provided to stockholders on a timely basis. The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders may communicate with the Board by submitting an email to Investor Relations, c/o Joyce Bremer, at jbremer@intrabiotics.com or by writing to us at IntraBiotics Pharmaceuticals, Inc., Attention: Investor Relations, 2483 East Bayshore Road, Suite 100, Palo Alto, California 94303. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Board Attendance at Annual Meetings

      IntraBiotics encourages, but does not require, the attendance of the members of the Board at the annual meetings. The number of members of the Board who attended IntraBiotics’ Annual Meeting held on June 5, 2003 was two.

Code of Business Conduct and Ethics

      IntraBiotics has adopted a Code Business Conduct and Ethics applicable to all officers, directors, employees and other persons performing similar functions. A copy of this Code of Business Conduct and Ethics can be viewed at the IntraBiotics’ website located at www.intrabiotics.com.

PERFORMANCE MEASUREMENT COMPARISON(1)

      The following graph shows the total stockholder return of an investment of $100 in cash on March 28, 2000, the date IntraBiotics’ common stock began publicly trading on the Nasdaq National Market, through December 31, 2003 for (i) IntraBiotics’ common stock, (ii) the Nasdaq Stock Market (U.S.) Index, and (iii) the Nasdaq Biotechnology Index. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

COMPARISON OF 45 MONTH CUMULATIVE TOTAL RETURN*

AMONG INTRABIOTICS PHARMACEUTICALS, INC., THE NASDAQ STOCK MARKET

(U.S.) INDEX AND THE NASDAQ BIOTECHNOLOGY INDEX

      * $100 invested on March 28, 2000 in stock or index — including reinvestment of dividends. Fiscal year ending December 31.

      The stockholder return shown on the graph above is not necessarily indicative of future performance, and IntraBiotics does not make or endorse any predictions as to future stockholder returns.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires IntraBiotics’ directors and executive officers, and persons who own more than ten percent of common stock and other equity securities of IntraBiotics’ to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of IntraBiotics. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish IntraBiotics with copies of all Section 16(a) forms they file.

      SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. To IntraBiotics’ knowledge, based solely on a review of the copies of such reports furnished to IntraBiotics and written representations that no other reports were required, during the fiscal year ended December 31, 2003 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied on a timely basis.

OTHER MATTERS

      The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

No Incorporation by Reference

      In IntraBiotics’ filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the stock performance graph of this proxy statement, the “Audit Committee Report” and the “Compensation Committee Report” specifically are not incorporated by reference into any other filings with the SEC. This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

By Order of the Board

JOYCE BREMER
Secretary

May 10, 2004

      A copy of IntraBiotics’ Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2003 is available without charge upon written request to: Joyce Bremer, IntraBiotics Pharmaceuticals, Inc., 2483 East Bayshore Road, Suite 100, Palo Alto, CA 94303.

APPENDIX A

INTRABIOTICS PHARMACEUTICALS, INC.

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I.	Purpose

      The Audit Committee (the “Committee”) of the Board (the “Board”) of IntraBiotics Pharmaceuticals, Inc. (the “Company”) is appointed by, and generally acts on behalf of, the Board. The Committee’s purposes shall be:

A. To assist the Board in its oversight of (1) the integrity of IntraBiotics’ financial statements; (2) IntraBiotics’ compliance with legal and financial requirements; and (3) the performance of IntraBiotics’ internal audit function;

B. To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C. To prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in IntraBiotics’ proxy statement.

      Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of IntraBiotics and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits, to independently verify management’s representations, or to determine that IntraBiotics’ financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles (“GAAP”), or fairly present the financial condition, results of operations, and cash flows of IntraBiotics in accordance with GAAP. These are the responsibilities of management and the independent auditors. The Committee’s considerations and discussions with management and the independent auditors do not ensure that IntraBiotics’ financial statements are presented in accordance with GAAP, that the audit of IntraBiotics’ financial statements has been carried out in accordance with generally accepted auditing standards, or that IntraBiotics’ independent auditors are in fact “independent.”

II.	Membership

      A. The Committee shall be composed of at least three directors, each of whom must be independent. The members of the Committee shall satisfy the independence and experience requirements, including the financial literacy and expertise requirements, as determined pursuant to applicable law or regulations established by the SEC and the National Association of Securities Dealers, Inc. (“NASD”). In addition, members of the Committee must also satisfy the following additional requirements in order to be independent:

1. No Committee member or immediate family member of such Committee member may be an affiliated person of IntraBiotics or any of its subsidiaries, as that term is defined by the SEC; and

2. No Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from IntraBiotics or any of its subsidiaries, except for fees for services as a director and member of the Committee and any other committee of the Board.

      B. All members of the Committee must be financially literate. At least one member shall have accounting or related financial management expertise. To the extent possible, at least one member of the Committee shall be a “audit committee financial expert” as that term is defined by the SEC.

      C. The members of the Committee shall be nominated by the Nominating and Corporate Governance Committee and appointed by a majority of the Board for one-year terms. The Nominating and Corporate Governance Committee shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson. The members of the Committee shall serve until their resignation, retirement, or removal by the Board and until their successors shall be appointed. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office.

      D. Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

III.	Meetings and Procedures

      A. The Committee shall meet as often as it may deem necessary and appropriate in its judgment. A majority of the members of the Committee shall constitute a quorum.

      B. The Committee shall meet with the independent auditors, the senior personnel performing IntraBiotics’ internal audit function, and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

      C. The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

      D. The Committee may request that any directors, officers, or employees of IntraBiotics, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

      E. The Committee shall fix its own rules of procedure, which shall be consistent with the bylaws of IntraBiotics and this Charter.

      F. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

      G. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of IntraBiotics.

      H. The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

      I. The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting, and other advisors, and IntraBiotics shall provide appropriate funding for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

IV.	Duties and Responsibilities

      A. Financial Reporting Process

1. The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in IntraBiotics’ annual report on Form 10-K, the quarterly financial statements to be included in IntraBiotics’ quarterly reports on Form 10-Q, IntraBiotics’ disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other financial disclosures to be included in SEC filings prior to their release. The Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant changes in IntraBiotics’ selection or applica-

tion of accounting principles, and major issues as to the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the financial statements; the use of pro forma or non-GAAP financial information; and any correspondence with regulators or published reports that raise material issues with respect to, or that could have a significant effect on, IntraBiotics’ financial statements.

2. The Committee shall recommend to the Board whether the audited financial statements should be included in IntraBiotics’ annual report on Form 10-K.

3. The Committee shall review earnings press releases prior to their release, as well as the type of financial information and earnings guidance and the type of presentation to be provided to analysts and rating agencies.

4. The Committee shall prepare the Committee report required by the rules of the SEC to be included in IntraBiotics’ annual proxy statement.

      B. Risks and Control Environment

1. The Committee shall discuss periodically with management IntraBiotics’ policies and guidelines regarding risk assessment and risk management, as well as IntraBiotics’ major financial risk exposures and the steps that management has taken to monitor and control such exposures. In addition, if applicable, the Committee shall obtain periodically from the personnel performing IntraBiotics’ internal audit function their assessments of IntraBiotics’ risk management process and system of internal control.

2. The Committee shall review periodically IntraBiotics’ Code of Business Conduct and Ethics, and shall have the sole authority to grant waivers of IntraBiotics’ Code of Business Conduct and Ethics to IntraBiotics’ directors and executive officers.

3. The Committee shall meet periodically with the senior personnel performing the internal audit function and the independent auditors to review IntraBiotics’ policies and procedures regarding disclosures that may impact the financial statements and compliance with applicable laws and regulations and IntraBiotics’ Code of Business Conduct and Ethics.

4. The Committee shall oversee IntraBiotics’ disclosure controls and procedures, including internal control over financial reporting, and, where applicable, shall oversee changes in internal control over financial reporting intended to address any significant deficiencies or material weaknesses in the design or operation of internal control and any fraud involving management or other employees that is reported to the Committee, including the oversight and implementation of IntraBiotics’ “Whistleblower” policy. In addition, the Committee shall review and discuss the annual report of management on the effectiveness of IntraBiotics’ internal control over financial reporting and the independent auditors’ report on, and attestation of, such management report, to the extent those reports are required by SEC rules.

      C. Independent Auditors

1. The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of IntraBiotics’ independent auditors. The independent auditors shall report directly to the Committee. IntraBiotics shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

2. The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee. Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next scheduled meeting.

3. Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

4. The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the auditing firm, and any steps taken to deal with any such issues; and (iii) in order to assess the firm’s independence, all relationships between the auditing firm and IntraBiotics, consistent with Independent Standards Board No. 1.

5. The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to, among other things, IntraBiotics’ critical accounting policies and practices; alternative treatments within generally accepted accounting principles for policies and practices relating to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6. The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, management’s response to same, and any other matters required to be brought to its attention under auditing standards (e.g., SAS 61), and shall resolve any disagreements between the independent auditors and management.

7. After reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors’ performance and their independence, including considering whether the independent auditors’ quality controls are adequate. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead audit partner, the independent auditor’s quality control procedures and the independent auditor’s self evaluation. In making its evaluation, the Committee shall take into account the opinions of management and the senior personnel performing IntraBiotics’ internal audit function. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

8. The Committee shall set clear policies for the hiring by IntraBiotics of employees or former employees of the independent auditors. Specifically, IntraBiotics shall not hire as its Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position, any partner, employee, or former employee of IntraBiotics’ independent auditors who participated in any capacity in an audit of IntraBiotics during the one-year period preceding the date of initiation of the then-current audit.

      D. Internal Audit Function

1. The Committee shall oversee the activities, organizational structure, and qualifications of the persons performing the internal audit function.

2. The Committee shall review and approve the appointment and replacement of the senior personnel performing the internal audit function.

3. The Committee shall review and approve the annual internal audit plan of, and any special projects undertaken by, the personnel performing the internal audit function.

4. The Committee shall discuss with the personnel performing the internal audit function any changes to, and the implementation of, the internal audit plan and any special projects, and discuss the results of the internal audits and special projects.

5. The Committee shall review any significant reports to management prepared by the internal audit department and management’s responses.

      E. Evaluations and Reports

1. The Committee shall annually review and assess the performance of the Committee and each Committee member and deliver a report to the Board setting forth the results of its evaluation. In conducting this review and assessment, the Committee shall address matters that it considers relevant to its performance, including, at a minimum, the adequacy, appropriateness, and quality of the information and recommendations that the Committee presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

2. The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of IntraBiotics’ public reporting, IntraBiotics’ compliance with legal and regulatory requirements, the performance and independence of IntraBiotics’ independent auditors, the performance of IntraBiotics’ internal audit function, and the effectiveness of IntraBiotics’ disclosure controls and procedures.

      F. Other Matters

1. The Committee shall establish procedures for the approval of all related-party transactions involving executive officers and directors.

2. The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by IntraBiotics regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

4. The Committee shall maintain free and open communication with the Board, management, the internal auditors, and the independent auditors.

5. The Committee shall perform any other activities consistent with this Charter, IntraBiotics’ Amended and Restated Certificate of Incorporation, IntraBiotics’ bylaws, and governing law, as the Committee or the Board may deem necessary or appropriate.

INTRABIOTICS PHARMACEUTICALS, INC.

2004 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.	Purpose of the Plan

      This 2004 Stock Incentive Plan is intended to promote the interests of IntraBiotics Pharmaceuticals, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

      Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	Structure of the Plan

      A. The Plan shall be divided into three separate equity incentive programs:

— the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

— the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other share right awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

— the Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants at designated intervals over their period of continued Board service.

      B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.	Administration of the Plan

      A. The Compensation Committee is hereby appointed by the Board to serve as the Plan Administrator and in that capacity shall have the sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders. The Board hereby vests the Compensation Committee with the authority to administer the Discretionary Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs; provided, however, that the Board may at any time, in its discretion, appoint a secondary committee of one or more Board members to have separate but concurrent jurisdiction with the Compensation Committee to administer those programs with respect to persons other than Section 16 Insiders or exercise such separate but concurrent authority itself.

      B. The Compensation Committee as Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding stock options, stock appreciation rights, stock issuances or other stock-based awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs or any stock option, stock appreciation right, stock issuance or other stock-based award thereunder.

      C. Service as the Plan Administrator shall constitute service as a Board member, and the individuals serving in that capacity shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as Plan Administrator. No individual serving in his or her capacity as Plan Administrator shall be liable for any act or omission made in good faith with respect to the Plan or any stock option, stock appreciation right, stock issuance or other stock-based award made or granted under the Plan.

      D. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of those programs, and the Plan Administrator shall not exercise any discretionary functions with respect to any option grants or stock issuances made under such program.

IV.	Eligibility

      A. The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

(i)	Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

      B. The Plan Administrator shall have full authority to determine, (i) with respect to the grant of options or stock appreciation rights under the Discretionary Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option or stock appreciation right is to become exercisable, the vesting schedule (if any) applicable to the option or stock appreciation right and the maximum term for which the option or stock appreciation right is to remain outstanding and (ii) with respect to stock issuances or other stock-based awards under the Stock Issuance Program, which eligible persons are to receive such issuances or awards, the time or times when the issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting schedule (if any) applicable to the shares which are the subject of such issuance or award and the consideration for those shares.

      C. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation right in accordance with the Discretionary Grant Program or to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program.

      D. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who continue to serve as non-employee Board members after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.	Stock Subject to the Plan

      A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 2,050,000 shares. Such reserve shall consist of (i) the number of shares estimated to be transferred to this Plan from the Predecessor Plan, including the shares subject to outstanding options under the Predecessor Plan to be transferred to this Plan, upon stockholder approval of the Plan at the 2004 Annual Meeting, (ii) plus an additional increase of approximately 1,200,000 shares.

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      B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2005, by an amount equal to five percent (5%) of the sum of the following share numbers, calculated as of the last trading day in December of the immediately preceding calendar year: (i) the total number of shares of Common Stock outstanding on that date and (ii) the number of shares of Common Stock into which the outstanding shares of the Corporation’s preferred stock are convertible on that date. In no event shall any such annual increase exceed 2,000,000 shares.

      C. No one person participating in the Plan may receive stock options, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other stock-based awards (whether in the form of restricted stock units or other share-right awards) for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

      D. Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) or other awards made under the Plan shall be available for subsequent issuance under the Plan to the extent (i) those options or awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those options or awards or (ii) the awards are cancelled in accordance with the exchange/repricing provisions of Article Two. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or stock appreciation right or the issuance of fully-vested shares under the Stock Issuance Program, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued under the exercised stock option or stock appreciation right or the net number of fully-vested shares issued under the Stock Issuance Program. Such withholding shall in effect be treated under the Plan as a cash bonus, payable directly to the applicable taxing authorities on behalf of the individual concerned, in an amount equal to the Fair Market Value of the withheld shares, and not as an issuance and immediate repurchase of those shares.

      E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members for service on the Board or any Board committee, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding option or stock appreciation right under the Plan, (v) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan, (vi) the number and/or class of securities and exercise price per share in effect under each outstanding option transferred to this Plan from the Predecessor Plan and (vii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options, stock appreciation rights or other stock-based awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those options, stock appreciation rights or other stock-based awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

      F. Outstanding awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.	Option Terms

      Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

      A. Exercise Price.

      1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

      2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

      Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

      B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

      C. Effect of Termination of Service.

      1. The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service:

(i) Any option outstanding at the time of the Optionee’s cessation of Service shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term. However, in the event an Optionee should cease Employee status by reason of Retirement, Permanent Disability or death, any outstanding option granted to such Optionee under the Discretionary Grant Program shall remain exercisable for the remainder of the option term.

(ii) Any option outstanding at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

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(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which that option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

      2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

      D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

      E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

      F. Limited Transferability of Options. During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. However, the Plan Administrator may permit an assignment, in whole or in part, during the Optionee’s lifetime, of a Non-Statutory Option, if such assignment is in connection with the Optionee’s estate plan and is to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members or is pursuant to a domestic relations order covering the option as marital property. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

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II.	Incentive Options

      The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

      A. Eligibility. Incentive Options may only be granted to Employees.

      B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

      To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

      C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.	Stock Appreciation Rights

      A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

      B. Types. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”), (ii) stand-alone stock appreciation rights (“Stand-alone Rights”) and (iii) limited stock appreciation rights (“Limited Rights”).

      C. Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

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      D. Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

3. Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

4. The distribution with respect to an exercised Stand-alone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

5. The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

      E. Limited Rights. The following terms and conditions shall govern the grant and exercise of Limited Rights:

1. One or more Section 16 Insiders may, in the Plan Administrator’s sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

2. Upon the occurrence of a Hostile Tender-Offer, the Section 16 Insider shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Tender-Offer) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be

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entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

3. The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

      F. Post-Service Exercise. The provisions governing the exercise of Tandem, Stand-alone and Limited Stock Appreciation Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program.

      G. Net Counting. Upon the exercise of any Tandem, Stand-alone or Limited Right under this Section III, the share reserve under Section V of Article One shall only be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not by the gross number of shares as to which such Tandem, Stand-alone or Limited Right is exercised. Accordingly, upon the exercise of any such stock appreciation right, the number of shares available for issuance under the Plan shall increase by the amount by which the shares subject to that exercised stock appreciation right exceeds the number of shares actually issued in connection with the exercise.

IV.	Change in Control/Hostile Take-Over

      A. In the event of a Change in Control, each outstanding option or stock appreciation right under the Discretionary Grant Program shall automatically accelerate so that each such option or stock appreciation right shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such option or stock appreciation right and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, except as otherwise provided in Section IV.B of this Article Two, an outstanding option or stock appreciation right shall not become exercisable on such an accelerated basis if and to the extent: (i) such option or stock appreciation right is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such option or stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the option or stock appreciation right is not otherwise at that time exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares or (iii) the acceleration of such option or stock appreciation right is subject to other limitations imposed by the Plan Administrator at the time of the grant.

      B. Notwithstanding Section IV.A of this Article Two, the following special vesting acceleration provisions shall be in effect for all options and stock appreciation rights granted under the Discretionary Grant Program:

(i) Each outstanding option or stock appreciation right under this Discretionary Grant Program which is at the time held by a then current Employee shall, immediately prior to the effective date of a Change in Control, automatically vest and become exercisable as to fifty percent (50%) of the total number of unvested shares of Common Stock at the time subject to such outstanding option or stock appreciation right, and each such option or stock appreciation right may accordingly be exercised as to any or all of those accelerated shares as fully vested shares of Common Stock.

(ii) Should an Executive’s Service terminate by reason of an Involuntary Termination within thirteen (13) months following a Change in Control, then each outstanding option or stock appreciation right under this Discretionary Grant Program held by that Executive shall immediately vest and become

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exercisable as to all the securities at the time subject to such outstanding option or stock appreciation right, and each such option or stock appreciation right may be exercised as to any or all of those securities as fully-vested shares.

(iii) Each outstanding option or stock appreciation right under this Discretionary Grant Program which is at the time held by a then current non-employee Board member shall, immediately prior to the effective date of a Change in Control, automatically vest and become exercisable as to all the unvested shares of Common Stock at the time subject to such outstanding option or stock appreciation right, and each such option or stock appreciation right may accordingly be exercised for any or all of those shares as fully vested shares of Common Stock.

      C. All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

      D. Immediately following the consummation of the Change in Control, all outstanding options or stock appreciation rights under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

      E. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, stand-alone stock appreciation rights, direct stock issuances and other stock-based awards under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

      F. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those options or stock appreciation rights are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

      G. The Plan Administrator shall have full power and authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control

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transaction in which those options or stock appreciation rights do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

      H. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options or stock appreciation rights under the Discretionary Grant Program so that those options or stock appreciation rights shall, immediately prior to the effective date of a Hostile Take-Over, become exercisable as to all the shares of Common Stock at the time subject to those options or stock appreciation rights and may be exercised as to any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options or stock appreciation rights under the Discretionary Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Hostile Take-Over.

      I. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

V.	Exchange/Repricing Programs

      A. The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected holders but without any requirement for stockholder approval, the cancellation of any or all outstanding options or stock appreciation right under the Discretionary Grant Program (including outstanding options transferred from the Predecessor Plan) and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of Common Stock but with an exercise or base price per share not less than the Fair Market Value per share of Common Stock on the new grant date or (ii) cash or shares of Common Stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights.

      B. The Plan Administrator shall also have the authority, exercisable at any time and from time to time, with the consent of the affected holders but without any requirement for stockholder approval, to reduce the exercise or base price of one or more outstanding options or stock appreciation rights to the then current Fair Market Value per share of Common Stock or issue new options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding options or stock appreciation rights with a higher exercise or base price.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	Stock Issuance Terms

      Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or

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units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

      A. Issue Price.

      1. The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

      2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation,

(ii) past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii) any other valid consideration under the Delaware General Corporation Law.

      B. Vesting Provisions.

      1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

      2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more stock issuances or restricted stock unit or share right awards so that the shares of Common Stock subject to those issuances or awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) cash flow: (8) market share; (9) cost reduction goals; (10) budget comparisons; (11) implementation or completion of projects or processes strategic or critical to the Corporation’s business operations; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) achievement of advances in research; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials for a product; FDA or other regulatory body approval for commercialization of products; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or expand its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

      3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable

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to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

      4. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

      5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

      6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m).

      7. Outstanding share right awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards or units which were intended, at the time those awards or units were granted, to qualify as performance-based compensation under Code Section 162(m).

II.	Change in Control/Hostile Take-Over

      A. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

      B. Each outstanding restricted stock unit or share right award assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time.

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      C. The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction.

      D. The Plan Administrator shall also have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards under the Stock Issuance Program so that the shares of Common Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Hostile Take-Over.

      E. The Plan Administrator’s authority under Paragraphs C and D of this Section II shall also extend to any stock issuances, restricted stock units or other share right awards intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those issuances, units or awards pursuant to Paragraph C or D of this Section II may result in their loss of performance-based status under Code Section 162(m).

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I.	Option Terms

      A. Automatic Grants. Option grants shall be made pursuant to the Automatic Option Grant Program in effect under this Plan as follows:

      Initial Grant: Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase twenty-five thousand (25,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

      Annual Grants: On the first trading day in January each year, beginning with the 2005 calendar year, the following automatic option grants shall be made to each individual serving at that time as a non-employee Board member:

1. Each individual serving as a non-employee Board member on such grant date shall receive an automatic option grant for ten thousand (10,000) shares of Common Stock, provided that such individual has served as a non-employee Board member for a period of at least six (6) months.

2. Each non-employee Board member who is serving as a member of any of the Board committees on such grant date shall receive an additional automatic option grant for two thousand five hundred (2,500) shares of Common Stock for each Board committee on which he or she is serving on that grant date, except that the option grant for the Chair of the Audit Committee shall cover seven thousand five hundred (7,500) shares and the option grant for the Chair of each other Board committee shall cover five thousand (5,000) shares.

      There shall be no limit on the number of such annual share option grants any one continuing non-employee Board member may receive over his or her period of Board or Board committee service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

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      B. Exercise Price.

1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

      C. Option Term. Each option shall have a maximum term of ten (10) years measured from the option grant date, subject to earlier termination following the Optionee’s cessation of Board service.

      D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase, upon the Optionee’s cessation of Board service prior to vesting in those shares. The shares subject to each initial 25,000-share grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of thirty-six (36) successive equal monthly installments upon the Optionee’s completion of each month of service as a Board member over the three (3)-year period measured from the option grant date. The shares subject to each annual option grant made to a non-employee Board member for his or her continued Board or Board committee service shall vest, and the Corporation’s repurchase right shall lapse, in one installment upon the Optionee’s completion of one (1) year of Board service measured from the grant date.

      E. Limited Transferability of Options. Each option under this Article Four may be assigned in whole or in part during the Optionee’s lifetime to one or more of his or her Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

      F. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i) The Optionee (or, in the event of Optionee’s death while holding the option, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise such option. However, should the Optionee cease Board service by reason of Retirement, Permanent Disability or death, the option will remain exercisable for the balance of the option term.

(ii) During the applicable post-Board service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option

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may, during the remainder of the option term, be exercised for any or all of those shares as fully vested shares of Common Stock.

(iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the applicable post-Board service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.	Change in Control/ Hostile Take-Over/ Hostile Tender-Offer

      A. In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

      B. In the event of a Hostile Take-Over while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Tender-Offer.

      C. All outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

      D. Upon the occurrence of a Hostile Tender-Offer while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

      E. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

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III.	Remaining Terms

      The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.	Tax Withholding

      A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

      B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options (other than the options granted under the Automatic Option Grant Program), stock appreciation rights, restricted stock units or any other share right awards pursuant to which vested shares of Common Stock are to be issued under the Plan and any or all Participants to whom vested or unvested shares of Common Stock are issued in a direct issuance under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or stock appreciation rights, the issuance to them of vested shares or the subsequent vesting of unvested shares issued to them. Such right may be provided to any such holder in either or both of the following formats:

Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or stock appreciation right or upon the issuance of fully-vested shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so withheld shall not reduce the number of shares of Common Stock authorized for issuance under the Plan.

(i) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option or stock appreciation right is exercised, the vested shares are issued or the unvested shares subsequently vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

II.	Assumption or Substitution of Options

      A. The shares of Common Stock reserved for issuance under the Plan may, in the sole discretion of the Plan Administrator, be used to fund one or more shares of Common Stock issuable upon the exercise of (i) any Code Section 422 incentive stock option originally granted by a corporation or other entity acquired by the Corporation (or any Parent or Subsidiary), whether by merger or asset or stock sale, and assumed by the Corporation in connection with that acquisition or (ii) any Incentive Option granted under this Plan in substitution for such incentive stock option of the acquired entity. Any such assumption or substitution of options shall not be deemed to contravene the option exercise price requirements of Section I.A of Article Two, even if the exercise price per share of Common Stock under the assumed or substituted option is less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date such assumption or substitution is effected, provided all of the following requirements are satisfied:

(i) The excess of the aggregate Fair Market Value of the shares of Common Stock subject to the assumed or substituted option immediately after the assumption or substitution over the aggregate exercise price in effect for those shares is not greater than the excess of the aggregate fair market value of

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the shares of stock subject to the option immediately prior to such assumption or substitution over the aggregate exercise price payable for those shares.

(ii) The ratio of the exercise price to the Fair Market Value per share of Common Stock subject to the assumed or substituted option immediately after such assumption or substitution is no more favorable to the Optionee than the ratio of the exercise price to the fair market value per share immediately prior to such assumption or substitution.

(iii) The assumed or substituted option does not provide the Optionee with any additional benefits the Optionee did not otherwise have under the option immediately prior to the assumption or substitution.

(iv) In the case of a substitution, the option granted by the acquired entity must be cancelled at the time of such substitution, and the Optionee must have no further rights under that cancelled option.

III.	Share Escrow/ Legends

      Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.	Effective Date and Term of the Plan

      A. The Plan shall become effective immediately on the Plan Effective Date, subject to stockholder approval at the 2004 Annual Meeting. Options may be granted under the Discretionary Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date in accordance with the terms and conditions of the applicable program. However, no option granted under the Plan shall become exercisable in whole or in part unless and until the Plan is approved by the stockholders at the 2004 Annual Meeting. If such stockholder approval is not obtained, then the Plan and each outstanding option thereunder shall terminate.

      B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or stock issuances shall be made under the Predecessor Plan if this Plan is approved by the stockholders at the 2004 Annual Meeting. If such stockholder approval is obtained, then all options outstanding under the Predecessor Plan at the time of the 2004 Annual Meeting shall be transferred to the Plan and shall be treated as outstanding options under the Plan. However, each outstanding option so transferred shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred options with respect to their acquisition of shares of Common Stock.

      C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control and Hostile Take-Overs, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

      D. The Plan shall terminate upon the earliest to occur of (i) March 1, 2014, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options, stock appreciation rights, restricted stock units and other share right awards in connection with a Change in Control. Should the Plan terminate on March 1, 2014, then all option grants, stock appreciation rights, unvested stock issuances, restricted stock units and other share right awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants, issuances or awards.

V.	Amendment of the Plan

      A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights, unvested stock issuances or other stock-based awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or

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modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Common Stock is at the time primarily traded.

      B. Options and stock appreciation rights may be granted under the Discretionary Grant Program and stock-based awards may be made under the Stock Issuance Program that in each instance involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those grants or awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased either by (1) the automatic annual share increase provisions of Section V.B. of Article One or (2) the stockholder approval of an amendment of the Plan sufficiently increasing the share reserve. If stockholder approval is required and is not obtained within twelve (12) months after the date the first excess grant or award made against such contingent increase, then any options, stock appreciation rights or other stock-based awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

VI.	Use of Proceeds

      Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII.	Regulatory Approvals

      A. The implementation of the Plan, the granting of any stock option, stock appreciation right or other stock-based award under the Plan and the issuance of any shares of Common Stock (i) upon the exercise or vesting of any granted option, stock appreciation right or other stock-based award or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

      B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VIII.	No Employment/ Service Rights

      Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

      The following definitions shall be in effect under the Plan:

      A. Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.

      B. Board shall mean the Corporation’s Board of Directors.

      C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or

(iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing stockholders.

      D. Code shall mean the Internal Revenue Code of 1986, as amended.

      E. Common Stock shall mean the Corporation’s common stock.

      F. Compensation Committee shall mean the Compensation Committee of the Corporation’s Board of Directors.

      G. Corporation shall mean IntraBiotics Pharmaceuticals, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of IntraBiotics Pharmaceuticals, Inc. which has by appropriate action assumed the Plan.

      H. Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

      I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

      K. Executive shall mean any Employee of the Corporation who, immediately prior to the closing of a Change in Control transaction, holds the title of vice president or higher.

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      L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date immediately preceding the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date immediately preceding the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date immediately preceding the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date immediately preceding the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      M. Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, bother-in-law or sister-in-law.

      N. Hostile Take-Over shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or

(ii) a Hostile Tender-Offer.

      O. Hostile Tender-Offer shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than twenty percent (20%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

      P. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

      Q. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

      R. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade

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secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

      S. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

      T. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

      U. Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Option Grant Program.

      V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      W. Participant shall mean any person who is issued shares of Common Stock or restricted stock units or other stock-based awards under the Stock Issuance Program.

      X. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

      Y. Plan shall mean the Corporation’s 2004 Stock Incentive Plan, as set forth in this document.

      Z. Plan Administrator shall mean the Compensation Committee acting in its administrative capacity under the Plan. Such term shall also include the Board or any secondary committee of the Board, to the extent the Board or such secondary committee is carrying out any administrative responsibilities allocated to it under the Plan with respect to persons other than Section 16 Insiders.

      AA. Plan Effective Date shall mean the March 2, 2004 date on which the Plan was adopted by the Board, subject to stockholder approval at the 2004 Annual Meeting.

      BB. Predecessor Plan shall mean the Corporation’s 2000 Equity Incentive Plan in effect immediately prior to the 2004 Annual Stockholders Meeting.

      CC. Retirement shall mean the termination of Employee status after the later of (i) the completion of five (5) years of Service in Employee status or (ii) attainment of age fifty-five (55). For purposes of any options granted under the Automatic Option Grant Program, Retirement shall mean the cessation of Board service after the later of (i) the completion of five (5) years of Board service or (ii) attainment of age fifty-five (55).

      DD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

      EE. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that for a leave which exceeds ninety (90) days, Service shall be deemed, for

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purposes of determining the period within which any outstanding option held by the Optionee in question may be exercised as an Incentive Option, to cease on the ninety-first (91st) day of such leave, unless the right of that Optionee to return to Service following such leave is guaranteed by law or statute. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

      FF. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

      GG. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

      HH. Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

      II. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      JJ. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

      KK. Tender-Offer Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Tender-Offer or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Tender-Offer. However, if the surrendered option is an Incentive Option, the Tender-Offer Price shall not exceed the clause (i) price per share.

      LL. Withholding Taxes shall mean the applicable income and employment withholding taxes to which the holder of an option or stock appreciation right or shares of Common Stock under the Plan may become subject in connection with the grant or exercise of those options or stock appreciation rights or the issuance or vesting of those shares.

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